UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No. 2)

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Filed by a Party other than the Registrant  ☐

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

CITIGROUP INC.

(Name of Registrant as Specified In Its Charter)

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PRELIMINARY COPY—SUBJECT TO COMPLETION

Citigroup Inc.

399 Park Avenue

New York, NY 10043

[            ], 2009

Dear Holder of Public Preferred Depositary Shares or Trust Preferred Securities:

This proxy statement is being delivered to you in connection with the Exchange Offers (as defined below). In order to participate in the Exchange Offers, you will be required to grant your Proxy Instructions (as defined below) in respect of the shares of common stock that may be issued to you in the Exchange Offers in favor of the following proposed amendments to our restated certificate of incorporation, all of which have been unanimously approved and declared advisable by the board of directors:

•	to increase the number of authorized shares of common stock from 15 billion to 60 billion shares (the Authorized Share Increase);

•

to (i) effect a reverse stock split of our common stock at any time prior to June 30, 2010 at one of seven reverse split ratios, 1-for-2, 1-for-5, 1-for-10, 1-for-15, 1-for-20, 1-for-25 or 1-for-30, as determined by the board of directors in its sole discretion and (ii) if and when the reverse stock split is effected, reduce the number of authorized shares of our common stock by the reverse split ratio determined by the board of directors (the Reverse Stock Split); and

•

to eliminate the voting rights of shares of common stock with respect to any amendment to the restated certificate of incorporation (including any certificate of designation related to any series of preferred stock) that relates solely to the terms of one or more outstanding series of preferred stock, if such series of preferred stock is entitled to vote, either separately or together as a class with the holders of one or more other such series, on such amendment (the Preferred Stock Change, and together with the Authorized Share Increase and the Reverse Stock Split, the Common Stock Amendments).

The effectiveness of any Common Stock Amendment is not conditioned on the approval of any other Common Stock Amendment.

We are soliciting your Proxy Instructions in respect of the shares of common stock that you will receive if we accept any of your depositary shares (Public Preferred Depositary Shares) representing our 8.500% Non-Cumulative Preferred Stock, Series F; 8.400% Fixed Rate/Floating Rate Non-Cumulative Preferred Stock, Series E; 8.125% Non-Cumulative Preferred Stock, Series AA; and 6.500% Non-Cumulative Convertible Preferred Stock, Series T (collectively, the Public Preferred Stock) or any of your trust preferred securities that are the subject of the Exchange Offers (Trust Preferred Securities) for exchange in the Exchange Offers. As described in our prospectus dated [            ], 2009 (the Prospectus), of which the enclosed proxy statement is a part, we will not accept your Public Preferred Depositary Shares or Trust Preferred Securities for exchange unless you follow the procedures contained in the letter of transmittal related to the applicable Exchange Offer (the Letter of Transmittal) to instruct the Voting Trustee (as defined below) of the Voting Trust (as defined below) to grant an irrevocable proxy to the individuals designated by Citigroup in the Voting Trust Agreement (as defined below) to execute a written consent to approve each of the Common Stock Amendments in respect of the common stock to be issued to you in the Exchange Offers (the Proxy Instructions). If we accept your Public Preferred Depositary Shares or Trust Preferred Securities for

exchange in the Exchange Offers, your Proxy Instructions will become irrevocable, and you will not be able to change your vote. The Prospectus is also included in our registration statement on Form S-4 (Registration No. 333-158100), filed with the Securities and Exchange Commission (SEC) on [                ], 2009.

By tendering your Public Preferred Depositary Shares or Trust Preferred Securities in the Exchange Offers in accordance with the Letter of Transmittal, you irrevocably (i) agree and consent to all of the Common Stock Amendments, (ii) grant your Proxy Instructions to BNY Mellon Trust of Delaware, as trustee (the Voting Trustee) of the voting trust (the Voting Trust) established pursuant to the voting trust agreement, dated [                    ], 2009 (the Voting Trust Agreement), (iii) subject to and effective upon acceptance for exchange of your tendered Public Preferred Depositary Shares or Trust Preferred Securities, agree to the terms of the Voting Trust Agreement and (iv) acknowledge that by tendering your Public Preferred Depositary Shares or Trust Preferred Securities, you will become a party to the Voting Trust Agreement. The shares of common stock issued pursuant to the Exchange Offers will be delivered to the Voting Trust on the settlement date of the Exchange Offers to be held in trust. The Voting Trustee, pursuant to the terms of the Voting Trust Agreement, will execute and deliver an irrevocable proxy in respect of such common stock to the individuals named in the Voting Trust Agreement to execute a written consent in favor of the Common Stock Amendments. The shares of common stock exchanged for your tendered Public Preferred Depositary Shares or Trust Preferred Securities will thereafter within one business day be released from the Voting Trust and will be distributed to you.

In order to save the expense associated with holding a special meeting, the board of directors has elected to obtain stockholder approval of the amendments described above by written consent pursuant to Section 228 of the Delaware General Corporation Law, rather than by calling a meeting of stockholders. In addition to soliciting Proxy Instructions from holders of Public Preferred Depositary Shares and Trust Preferred Securities, we will also solicit proxies from all of the other holders as of the Record Date (as defined below) of our common stock to authorize the individuals designated by Citigroup on the enclosed proxy card to execute a written consent in favor of the Common Stock Amendments.

Granting your Proxy Instructions pursuant to the Letter of Transmittal is important for the success of the transactions that we announced on February 27, 2009 to strengthen our tangible common equity (TCE) and Tier 1 Common (see “Background for the Transactions” below). We are pleased to report that we have already made great progress in implementing the transactions (the Transactions):

•

on March 18, 2009, we entered into definitive agreements with all of the private holders (the Private Holders) of our convertible preferred stock issued in January 2008 to exchange an aggregate of $12.5 billion in liquidation preference of convertible preferred stock held by the Private Holders into approximately 3,846 shares of our newly-created Series M Common Stock Equivalent (the Interim Securities) and warrants to acquire approximately 395 million shares of our common stock at a price of $0.01 per share (the Private Holders Transactions);

•

we are in the process of finalizing an agreement with the United States government (USG), including the Federal Deposit Insurance Corporation, (i) to exchange an aggregate of $12.5 billion in liquidation preference of preferred stock held by the USG into approximately 3,846 shares of Interim Securities and warrants to acquire 395 million shares of our common stock at a price of $0.01 per share, and (ii) to exchange for additional Interim Securities an additional number of shares of preferred stock with an aggregate liquidation preference equal to the aggregate liquidation preference or amount of Public Preferred Depositary Shares and Trust Preferred Securities tendered and accepted for exchange in the Exchange Offers in an aggregate amount of up to $12.5 billion. Any remaining preferred stock held by the USG will be exchanged into a new series of 8% trust preferred securities (the USG Transactions, and together with the Private Holders Transactions, the USG/Private Holders Transactions );

•

on today’s date, we commenced exchange offers (the Exchange Offers) pursuant to which we are offering to exchange newly issued shares of our common stock for (i) any and all issued and outstanding Public Preferred Depositary Shares and (ii) Trust Preferred Securities. In the case of the Trust Preferred Securities, due to a limitation on the number of our authorized but unissued shares of

2

common stock, we will be able to accept only a limited amount of Trust Preferred Securities for exchange in the Exchange Offers. Specifically, we will be able to accept for exchange a number of Trust Preferred Securities with a liquidation amount equal to approximately $5.6 billion plus the amount of the liquidation preference of Public Preferred Depositary Shares that are not tendered and accepted for exchange in the Exchange Offers, subject to an overall cap on Public Preferred Depositary Shares and Trust Preferred Securities that may be accepted for exchange of $20.5 billion in liquidation preference or amount; and

•

on today’s date, we mailed a separate Notice of Solicitation of Written Consents and accompanying proxy statement (the Preferred Proxy Statement) to holders of our Public Preferred Depositary Shares and common stock, seeking their proxy or voting instructions to execute a written consent to eliminate certain rights of holders of preferred stock, to clarify certain matters related to the retirement of preferred stock and to increase the amount of authorized preferred stock (the Public Preferred Stock Amendments). If you were a holder of Public Preferred Depositary Shares on the record date for the Preferred Proxy Statement and you are tendering your Public Preferred Depositary Shares in connection with the Exchange Offers, you must follow the procedures contained in the Letter of Transmittal to provide instructions to deliver a proxy to execute a written consent to approve the Common Stock Amendments and the Preferred Stock Amendments in order to have your Public Preferred Depositary Shares accepted for exchange. For more information, please see the Preferred Proxy Statement and the Prospectus.

We believe that the Common Stock Amendments will benefit the holders of our common stock. If the Authorized Share Increase is not approved, commencing approximately 6 months from the date on which the Interim Securities are issued to the Private Holders and the USG (the Trigger Date), each Interim Security will bear an annual cumulative dividend equal to the greater of (i) 9%, increasing each quarter by 2 percentage points per quarter up to a maximum of 19% per annum and (ii) the dividend actually paid on the number of shares of common stock into which such Interim Security is convertible. In addition, each Interim Security will have a liquidation preference of $10,000, increasing to $3.25 million per share after the Trigger Date if the Authorized Share Increase is not approved. The Interim Securities will generally have the same voting rights as the common stock, except that they have no voting rights with respect to the Common Stock Amendments, and will vote together as one class with holders of the common stock except as otherwise provided by applicable law and on certain of the matters that are the subject of the Preferred Proxy Statement. The warrants issued to the Private Holders and the USG will become exercisable only after the Trigger Date if the Authorized Share Increase is not approved by our stockholders, and will automatically expire if our stockholders approve the Authorized Share Increase. Approval of the Authorized Share Increase will cause each Interim Security to convert into one million shares of common stock, thus increasing our TCE and Tier 1 Common, decreasing our expenses associated with dividends paid on preferred stock and eliminating the dilution of common stockholders that would result from the exercise of the warrants. The Reverse Stock Split will allow us to restore our common stock price to a normalized trading level, which will enhance liquidity. The Reverse Stock Split will also allow us to reduce certain of our transaction costs (e.g., NYSE listing fees). The Preferred Stock Change will provide the board of directors with important flexibility to adopt amendments to our restated certificate of incorporation (including certificates of designation for series of preferred stock) that affect only the terms of preferred stock, which is consistent with the board’s current flexibility to create new series of preferred stock.

The board of directors has unanimously approved and declared advisable the Common Stock Amendments and unanimously recommends that you give your Proxy Instructions pursuant to the Letter of Transmittal to approve each of the Common Stock Amendments.

The proxy statement enclosed with this letter provides you with important information about the matters for which we are seeking your Proxy Instructions pursuant to the Letter of Transmittal. We encourage you to read the entire proxy statement carefully. You may also obtain additional information about us from documents we have filed with the SEC and on our website at www.citigroup.com.

3

This letter is being sent to you as a holder of Public Preferred Depositary Shares or Trust Preferred Securities. As a holder of Public Preferred Depositary Shares or Trust Preferred Securities, you may only give your Proxy Instructions (and you will be required to give your Proxy Instructions) pursuant to the Letter of Transmittal to approve the Common Stock Amendments to the extent that you tender your Public Preferred Depositary Shares or Trust Preferred Securities for shares of common stock in the Exchange Offers. Accordingly, in order to give your Proxy Instructions in respect of these matters (and in order to be permitted to participate in the Exchange Offers), you need only comply with the requirements for participating in the Exchange Offers set forth in the Prospectus and the Letter of Transmittal.

If you hold your Public Preferred Depositary Shares or Trust Preferred Securities through a bank, broker, custodian or other nominee and wish to participate in the Exchange Offers, please contact your bank, broker, custodian or other nominee to instruct it to tender your Public Preferred Depositary Shares or Trust Preferred Securities in accordance with the instructions in the Prospectus and the Letter of Transmittal and grant your Proxy Instructions pursuant to the Letter of Transmittal. Due to the time required for your bank, broker, custodian or other nominee to complete the required actions on your part, we urge you to contact your bank, broker, custodian or other nominee at least five business days prior to the expiration date of the Exchange Offers.

Thank you for your support of Citigroup.

Sincerely,

Richard D. Parsons

Chairman of the Board

4

Citigroup Inc.

399 Park Avenue

New York, NY 10043

[            ], 2009

Dear Common Stockholder:

We are writing to you to request that you grant your proxy authorizing the individuals pre-printed on the enclosed proxy card to execute a written consent in respect of the shares of common stock that you hold as of the Record Date (as defined below) to approve the following proposed amendments to our restated certificate of incorporation. These proposals have been unanimously approved and declared advisable by the board of directors:

•	to increase the number of authorized shares of common stock from 15 billion to 60 billion (the Authorized Share Increase);

•

to (i) effect a reverse stock split of our common stock at any time prior to June 30, 2010 at one of seven reverse split ratios, 1-for-2, 1-for-5, 1-for-10, 1-for-15, 1-for-20, 1-for-25 or 1-for-30, as determined by the board of directors in its sole discretion and (ii) if and when the reverse stock split is effected, reduce the number of authorized shares of our common stock by the reverse split ratio determined by the board of directors (the Reverse Stock Split); and

•

to eliminate the voting rights of shares of common stock with respect to any amendment to the restated certificate of incorporation (including any certificate of designation related to any series of preferred stock) that relates solely to the terms of one or more outstanding series of preferred stock, if such series of preferred stock is entitled to vote, either separately or together as a class with the holders of one or more other such series, on such amendment (the Preferred Stock Change, and together with the Authorized Share Increase and the Reverse Stock Split, the Common Stock Amendments).

The effectiveness of any Common Stock Amendment is not conditioned on the approval of any other Common Stock Amendment.

In order to save the expense associated with holding a special meeting, the board of directors has elected to obtain stockholder approval of the amendments described above by written consent pursuant to Section 228 of the Delaware General Corporation Law, rather than by calling a meeting of stockholders. We are soliciting proxies from all of the holders as of the Record Date of our common stock that did not receive such shares of common stock in the Exchange Offers (as defined below) to authorize the individuals designated by Citigroup on the enclosed proxy card to execute a written consent in favor of the Common Stock Amendments. We are also soliciting Proxy Instructions (as defined in the enclosed proxy statement) from holders of our Public Preferred Depositary Shares (as defined below) and Trust Preferred Securities (as defined below), in respect of the shares of common stock that may be issued to them in the Exchange Offers in exchange for such Public Preferred Depositary Shares and Trust Preferred Securities.

Granting your proxy authorizing the individuals designated by Citigroup on the enclosed proxy card to execute a written consent to approve the Common Stock Amendments is important for the success of the transactions that we announced on February 27, 2009 to strengthen our tangible common equity (TCE) and Tier 1

Common (see “Background to the Transactions” below). We are pleased to report that we have already made great progress in implementing the transactions (the Transactions):

•

on March 18, 2009, we entered into definitive agreements with all of the private holders (the Private Holders) of our convertible preferred stock issued in January 2008 to exchange an aggregate of $12.5 billion in liquidation preference of convertible preferred stock held by the Private Holders into approximately 3,846 shares of our newly-created Series M Common Stock Equivalent (the Interim Securities) and warrants to acquire approximately 395 million shares of our common stock at a price of $0.01 per share (the Private Holders Transactions);

•

we are in the process of finalizing an agreement with the United States government (USG), including the Federal Deposit Insurance Corporation, (i) to exchange an aggregate of $12.5 billion in liquidation preference of preferred stock held by the USG into approximately 3,846 shares of Interim Securities and warrants to acquire 395 million shares of our common stock at a price of $0.01 per share, and (ii) to exchange for additional Interim Securities an additional number of shares of preferred stock with an aggregate liquidation preference equal to the aggregate liquidation preference or amount of Public Preferred Depositary Shares and Trust Preferred Securities tendered and accepted for exchange in the Exchange Offers in an aggregate amount up to $12.5 billion. Any remaining preferred stock held by the USG will be exchanged into a new series of 8% trust preferred securities (the USG Transactions, and together with the Private Holders Transactions, the USG/Private Holders Transactions );

•

on [                ], 2009, we commenced exchange offers (the Exchange Offers) pursuant to which we are offering to exchange newly issued shares of our common stock (i) for any and all issued and outstanding depositary shares representing fractions of shares of our Series F, Series E, Series AA and Series T preferred stock (the Public Preferred Depositary Shares) and (ii) for certain series of the trust preferred securities (the Trust Preferred Securities) described in the prospectus, dated [                ], 2009. In the case of the Trust Preferred Securities, due to a limitation on the number of our authorized but unissued shares of common stock, we will be able to accept only a limited amount of Trust Preferred Securities for exchange in the Exchange Offers. Specifically, we will be able to accept for exchange a number of Trust Preferred Securities with a liquidation amount equal to approximately $5.6 billion plus the amount of the liquidation preference of Public Preferred Depositary Shares that are not tendered and accepted for exchange in the Exchange Offers, subject to an overall cap on Public Preferred Depositary Shares and Trust Preferred Securities that may be accepted for exchange of $20.5 billion in liquidation preference or amount; and

•

on [                ], 2009, we mailed a separate Notice of Solicitation of Written Consents and accompanying proxy statement (the Preferred Proxy Statement) to holders of our Public Preferred Depositary Shares and common stock, seeking their proxy or voting instructions to execute a written consent to eliminate certain rights of holders of preferred stock, to clarify certain matters related to the retirement of preferred stock and to increase the amount of authorized preferred stock.

We believe that the Common Stock Amendments will benefit the holders of our common stock. If the Authorized Share Increase is not approved, commencing approximately 6 months from the date on which the Interim Securities are issued to the Private Holders and the USG (the Trigger Date), each Interim Security will bear an annual cumulative dividend equal to the greater of (i) 9%, increasing each quarter by 2 percentage points per quarter up to a maximum of 19% per annum and (ii) the dividend actually paid on the number of shares of common stock into which such Interim Security is convertible. In addition, each Interim Security will have a liquidation preference of $10,000, increasing to $3.25 million per share after the Trigger Date if the Authorized Share Increase is not approved. The Interim Securities will also generally have the same voting rights as the common stock, except that they have no voting rights with respect to the Common Stock Amendments, and will vote together as one class with holders of the common stock except as otherwise provided by applicable law and on certain of the matters that are the subject of the Preferred Proxy Statement. The warrants issued to the Private Holders and the USG will become exercisable only after the Trigger Date if the Authorized Share Increase is not approved by our stockholders, and will automatically expire if our stockholders approve the Authorized

2

Share Increase. Approval of the Authorized Share Increase will cause each Interim Security to convert into one million shares of common stock, thus increasing our TCE and Tier 1 Common, decreasing our expenses associated with dividends paid on preferred stock, and eliminating the dilution of common stockholders that would result from the exercise of the warrants. The Reverse Stock Split will allow us to restore our common stock price to a normalized trading level, which will enhance liquidity. The Reverse Stock Split will also allow us to reduce certain of our transaction costs (e.g., proxy solicitation costs). The Preferred Stock Change will provide the board of directors with important flexibility to adopt amendments to our restated certificate of incorporation (including certificates of designation for series of preferred stock) that affect only the terms of preferred stock, which is consistent with the board’s current flexibility to create new series of preferred stock.

The board of directors has unanimously approved and declared advisable the Common Stock Amendments and unanimously recommends that you grant a proxy to the individuals named on the enclosed proxy card to execute a written consent to approve each of the Common Stock Amendments.

If you are a record holder of common stock outstanding and entitled to vote on the Record Date, you are urged to complete, date and sign the enclosed proxy card and promptly return it in the enclosed postage-prepaid envelope or vote by telephone or Internet by following the instructions on the enclosed proxy card. To be counted, your properly completed proxy card must be received prior to the close of business on [                    ], 2009 (the Proxy Deadline). The board of directors may, subject to applicable law, extend the Proxy Deadline in its sole discretion. If you hold your common stock through a bank, broker, custodian or other nominee, please contact your bank, broker, custodian or other nominee to instruct it to grant a proxy on your behalf with respect to each of the Common Stock Amendments.

If you held Public Preferred Depositary Shares or Trust Preferred Securities, we previously sent you a copy of this proxy statement in connection with the Exchange Offers. ANY PREVIOUSLY GRANTED PROXY INSTRUCTIONS GIVEN WITH RESPECT TO YOUR PUBLIC PREFERRED DEPOSITARY SHARES OR TRUST PREFERRED SECURITIES WILL NOT HAVE ANY EFFECT WITH RESPECT TO SHARES OF COMMON STOCK THAT YOU DID NOT RECEIVE IN THE EXCHANGE OFFERS. IN ORDER TO TAKE ACTION ON THE COMMON STOCK AMENDMENTS WITH RESPECT TO SHARES OF COMMON STOCK THAT YOU DID NOT RECEIVE IN THE EXCHANGE OFFERS, YOU MUST COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE OR VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

The proxy statement enclosed with this letter provides you with important information about the matters for which we are seeking your proxy to grant a written consent. We encourage you to read the entire proxy statement carefully. You may also obtain additional information about us from documents we have filed with the Securities and Exchange Commission and on our website at www.citigroup.com.

Regardless of the number of shares you own, your proxy is important. Please complete, date and sign the enclosed proxy card and return it promptly in the enclosed envelope so that we receive your response on or before [                            ], 2009 (the Proxy Deadline), subject to extension by the Board of Directors. We will announce any extension of the Proxy Deadline by issuing a press release. You may also grant your proxy over the Internet or by telephone on or before [                            ], 2009. Please review the instructions on the enclosed proxy card regarding each of these options.

Thank you for your support of Citigroup.

Sincerely,

Richard D. Parsons

Chairman of the Board

3

Citigroup Inc.

399 Park Avenue

New York, NY 10043

Notice of Solicitation of Written Consents

Dear Holder of Public Preferred Depositary Shares or Trust Preferred Securities:

This proxy statement is being delivered to you in connection with the Exchange Offers (as defined in the attached proxy statement). In order to participate in the Exchange Offers, you will be required to grant your Proxy Instructions (as defined below) in respect of the shares of common stock that may be issued to you in the Exchange Offers in favor of the following proposed amendments to our restated certificate of incorporation, all of which have been unanimously approved and declared advisable by the board of directors:

•	to increase the number of authorized shares of common stock from 15 billion to 60 billion (the Authorized Share Increase);

•

to (i) effect a reverse stock split of our common stock at any time prior to June 30, 2010 at one of seven reverse split ratios, 1-for-2, 1-for-5, 1-for-10, 1-for-15, 1-for-20, 1-for-25 or 1-for-30, as determined by the board of directors in its sole discretion and (ii) if and when the reverse stock split is effected, reduce the number of authorized shares of our common stock by the reverse split ratio determined by the board of directors (the Reverse Stock Split); and

•

to eliminate the voting rights of shares of common stock with respect to any amendment to the restated certificate of incorporation (including any certificate of designation related to any series of preferred stock) that relates solely to the terms of one or more outstanding series of preferred stock, if such series of preferred stock is entitled to vote, either separately or together as a class with the holders of one or more other such series, on such amendment (the Preferred Stock Change, and together with the Authorized Share Increase and the Reverse Stock Split, the Common Stock Amendments).

The effectiveness of any Common Stock Amendment is not conditioned on the approval of any other Common Stock Amendment.

We are soliciting your Proxy Instructions in respect of the shares of common stock that you will receive if we accept any of your depositary shares (Public Preferred Depositary Shares) representing our 8.500% Non-Cumulative Preferred Stock, Series F; 8.400% Fixed Rate/Floating Rate Non-Cumulative Preferred Stock, Series E; 8.125% Non-Cumulative Preferred Stock, Series AA; and 6.500% Non-Cumulative Convertible Preferred Stock, Series T (collectively, the Public Preferred Stock) or any of your trust preferred securities that are the subject of the Exchange Offers (Trust Preferred Securities) for exchange in the Exchange Offers. As described in our prospectus dated [            ], 2009 (the Prospectus), of which the enclosed proxy statement is a part, we will not accept your Public Preferred Depositary Shares or Trust Preferred Securities for exchange unless you follow the procedures contained in the letter of transmittal related to the applicable Exchange Offer (the Letter of Transmittal) to instruct the Voting Trustee (as defined below) of the Voting Trust (as defined below) to grant an irrevocable proxy to the individuals designated by Citigroup in the Voting Trust Agreement (as defined below) to execute a written consent to approve each of the Common Stock Amendments in respect of the common stock to be issued to you in the Exchange Offers (the Proxy Instructions). If we accept your Public Preferred Depositary Shares or Trust Preferred Securities for exchange in the Exchange Offers, your Proxy Instructions will become irrevocable, and you will not be able to change your vote. The Prospectus is also included in our registration statement on Form S-4 (Registration No. 333-158100), filed with the Securities and Exchange Commission (SEC) on [            ], 2009.

By tendering your Public Preferred Depositary Shares or Trust Preferred Securities in the Exchange Offers in accordance with the Letter of Transmittal, you irrevocably (i) agree and consent to all of the Common Stock Amendments, (ii) grant your Proxy Instructions to BNY Mellon Trust of Delaware, as trustee (the Voting Trustee) of the voting trust (the Voting Trust) established pursuant to the voting trust agreement, dated [            ], 2009 (the Voting Trust Agreement), (iii) subject to and effective upon acceptance for exchange of your tendered Public Preferred Depositary Shares or Trust Preferred Securities, agree to the terms of the Voting Trust Agreement and (iv) acknowledge that by tendering your Public Preferred Depositary Shares or Trust Preferred Securities, you will become a party to the Voting Trust Agreement. The shares of common stock issued pursuant to the Exchange Offers will be delivered to the Voting Trust on the settlement date of the Exchange Offers to be held in trust. The Voting Trustee, pursuant to the terms of the Voting Trust Agreement, will execute and deliver an irrevocable proxy in respect of such common stock to the individuals named in the Voting Trust Agreement to execute a written consent in favor of the Common Stock Amendments. The shares of common stock exchanged for your tendered Public Preferred Depositary Shares or Trust Preferred Securities will thereafter within one business day be released from the Voting Trust and will be distributed to you.

In order to save the expense associated with holding a special meeting, the board of directors has elected to obtain stockholder approval of the amendments described above by written consent pursuant to Section 228 of the Delaware General Corporation Law, rather than by calling a meeting of stockholders. We are soliciting Proxy Instructions pursuant to the Letter of Transmittal from holders of Public Preferred Depositary Shares and Trust Preferred Securities. Only holders of record of Public Preferred Depositary Shares or Trust Preferred Securities, who validly tendered their securities pursuant to the Exchange Offers, are entitled to grant Proxy Instructions pursuant to the Letter of Transmittal with respect to the Common Stock Amendments. Accordingly, if you are a holder of Public Preferred Depositary Shares or Trust Preferred Securities, in order to give your Proxy Instruction in respect of the shares of common stock to be issued to you pursuant to the Exchange Offers, you must tender your Public Preferred Depositary Shares or Trust Preferred Securities and give your Proxy Instructions by complying with the requirements and following the procedures set forth in the Letter of Transmittal. In order to participate in the Exchange Offers, you must grant your Proxy Instructions pursuant to the Letter of Transmittal.

If you hold your Public Preferred Depositary Shares or Trust Preferred Securities through a bank, broker, custodian or other nominee and wish to participate in the Exchange Offers, please contact your bank, broker, custodian or other nominee to instruct it to tender your Public Preferred Depositary Shares or Trust Preferred Securities in accordance with the instructions in the Prospectus and the Letter of Transmittal and grant your Proxy Instructions pursuant to the Letter of Transmittal. Due to the time required for your bank, broker, custodian or other nominee to complete the required actions on your part, we urge you to contact your bank, broker, custodian or other nominee at least five business days prior to the expiration date of the Exchange Offers.

The board of directors has unanimously approved and declared advisable the Common Stock Amendments and unanimously recommends that you follow the procedures contained in the Letter of Transmittal to give your Proxy Instructions to approve each of the Common Stock Amendments.

By order of the Board of Directors

Michael S. Helfer

Corporate Secretary

[            ], 2009

2

Citigroup Inc.

399 Park Avenue

New York, NY 10043

Notice of Solicitation of Written Consents

Dear Common Stockholder:

This proxy statement is being delivered to you in connection with the solicitation on behalf of the board of directors of proxies from the holders of our common stock authorizing action by written consent without a stockholder meeting. The board of directors is requesting that the holders of our common stock on the Record Date described below grant a proxy authorizing the individuals pre-printed on the enclosed proxy card to execute a written consent to approve the following amendments to our restated certificate of incorporation, all of which have been unanimously approved and declared advisable by the board of directors:

•	to increase the number of authorized shares of common stock from 15 billion to 60 billion (the Authorized Share Increase);

•

to (i) effect a reverse stock split of our common stock at any time prior to June 30, 2010 at one of seven reverse split ratios, 1-for-2, 1-for-5, 1-for-10, 1-for-15, 1-for-20, 1-for-25 or 1-for-30, as determined by the board of directors in its sole discretion and (ii) if and when the reverse stock split is effected, reduce the number of authorized shares of our common stock by the reverse split ratio determined by the board of directors (the Reverse Stock Split); and

•

to eliminate the voting rights of shares of common stock with respect to any amendment to the restated certificate of incorporation (including any certificate of designation related to any series of preferred stock) that relates solely to the terms of one or more outstanding series of preferred stock, if such series of preferred stock is entitled to vote, either separately or together as a class with the holders of one or more other such series, on such amendment (the Preferred Stock Change, and together with the Authorized Share Increase and the Reverse Stock Split, the Common Stock Amendments).

The effectiveness of any Common Stock Amendment is not conditioned on the approval of the other Common Stock Amendments.

In order to save the expense associated with holding a special meeting, the board of directors has elected to obtain stockholder approval of the amendments described above by written consent pursuant to Section 228 of the Delaware General Corporation Law, rather than by calling a meeting of stockholders. Accordingly, we are soliciting proxies from the holders of record of our common stock that did not receive such shares of common stock in the Exchange Offers (as defined in the attached proxy statement) to authorize the individuals designated by Citigroup in the enclosed proxy card to execute written consents to approve each of the amendments described above. Only holders of record of our common stock outstanding at the close of business on the record date (the Record Date), which will be the settlement date of the Exchange Offers (as defined in the attached proxy statement), are entitled to grant a proxy with respect to the Common Stock Amendments.

If you are a record holder of common stock outstanding and entitled to vote on the Record Date, you are urged to complete, date and sign the enclosed proxy card and promptly return it in the enclosed postage-prepaid envelope or vote by telephone or Internet by following the instructions on the enclosed proxy card. To be counted, your properly completed written proxy card must be received prior to the close of business on [            ], 2009 (the Proxy Deadline). The board of directors may, subject to applicable law, extend the Proxy Deadline in its sole discretion. We will announce any extension of the Proxy Deadline by issuing a press release. If you hold your common stock through a bank, broker, custodian or other nominee, please contact your bank, broker, custodian or other nominee to instruct it to grant a proxy on your behalf with respect to each of the Common Stock Amendments.

If you held Public Preferred Depositary Shares or Trust Preferred Securities, we previously sent you a copy of this proxy statement in connection with the Exchange Offers. ANY PREVIOUSLY GRANTED PROXY INSTRUCTIONS GIVEN WITH RESPECT TO YOUR PUBLIC PREFERRED DEPOSITARY SHARES OR TRUST PREFERRED SECURITIES WILL NOT HAVE ANY EFFECT WITH RESPECT TO SHARES OF COMMON STOCK THAT YOU DID NOT RECEIVE IN THE EXCHANGE OFFERS. IN ORDER TO TAKE ACTION ON THE COMMON STOCK AMENDMENTS WITH RESPECT TO SHARES OF COMMON STOCK THAT YOU DID NOT RECEIVE IN THE EXCHANGE OFFERS, YOU MUST COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE OR VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

Regardless of the number of shares you own, your proxy is important. If you hold your shares through a bank, broker, custodian or other nominee, please contact your bank, broker, custodian or other nominee to instruct it to submit a proxy on your behalf. Due to the time required for your nominee to complete the required actions on your part, we urge you to contact your nominee at least five business days prior to the Proxy Deadline.

The board of directors has unanimously approved and declared advisable the Common Stock Amendments and unanimously recommends that you grant a proxy to the individuals named on the enclosed proxy card to execute a written consent to approve each of the Common Stock Amendments.

By order of the Board of Directors

Michael S. Helfer

Corporate Secretary

[            ], 2009

2

i

FORWARD-LOOKING STATEMENTS

This document and the information incorporated by reference in this document include forward-looking statements. These forward-looking statements are based on Citigroup management’s beliefs and assumptions and on information currently available to Citigroup’s management and involve external risks and uncertainties, including, but not limited to, those described under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2008. Forward-looking statements include information concerning Citigroup’s possible or assumed future results of operations and statements preceded by, followed by or that include the words “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates” or similar expressions.

Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. Factors that could cause actual results to differ from these forward-looking statements include, but are not limited to, those discussed elsewhere in this document and the documents incorporated by reference in this document. You should not put undue reliance on any forward-looking statements. Except as required by applicable law or regulation, Citigroup does not have any intention or obligation to update forward-looking statements after it distributes this document.

References to “Citigroup,” “we,” and “us” shall refer to Citigroup Inc.

ii

QUESTIONS AND ANSWERS ABOUT THE PROXY SOLICITATION MATERIALS AND THE PROXY SOLICITATION

Q: Who is soliciting my Proxy Instructions or proxy?

A: The board of directors of Citigroup is providing these proxy solicitation materials to you in connection with its solicitation of Proxy Instructions (as defined below) and proxies to execute written consents to approve certain amendments to our restated certificate of incorporation. The board is providing this proxy statement and the accompanying proxy card to holders of our common stock shortly after the Record Date (as defined below), and is providing this proxy statement, which forms a part of the prospectus dated [            ], 2009 (the Prospectus) and the applicable letter of transmittal related to the Exchange Offers (as defined below) (the Letter of Transmittal) to holders of Public Preferred Depositary Shares and Trust Preferred Securities (each as defined below) eligible to tender their shares in exchange for common stock in the Exchange Offers beginning on or about [            ], 2009. This proxy statement, the accompanying proxy card, the Prospectus, the Letter of Transmittal and the Notice of Solicitation of Written Consents will also be available on our website at www.citigroup.com. This proxy statement contains important information for you to consider when deciding how to vote on this matter. Please read it carefully.

Q: Who is entitled to give Proxy Instructions or a proxy?

A: The board of directors will set the settlement date of the Exchange Offers as the record date (the Record Date) for determining holders of common stock entitled to give their proxy with respect to this solicitation. Upon expiration of the Exchange Offers, this date will become fixed. Holders of common stock on the Record Date will be entitled to give a proxy with respect to matters described in this proxy statement.

If you hold any depositary shares (Public Preferred Depositary Shares) representing our 8.500% Non-Cumulative Preferred Stock, Series F (Series F); 8.400% Fixed Rate/Floating Rate Non-Cumulative Preferred Stock, Series E (Series E); 8.125% Non-Cumulative Preferred Stock, Series AA (Series AA); and 6.500% Non-Cumulative Convertible Preferred Stock, Series T (Series T, and collectively, the Public Preferred Stock) or any of the trust preferred securities that are the subject of the Exchange Offers (Trust Preferred Securities), you will be entitled to give Proxy Instructions to approve the Common Stock Amendments if you tender your Public Preferred Depositary Shares or Trust Preferred Securities, and they are accepted for exchange in the Exchange Offers. Your Public Preferred Depositary Shares or Trust Preferred Securities will be accepted only if you follow the procedures contained in the Letter of Transmittal to grant your Proxy Instructions. If you hold your Public Preferred Depositary Shares or Trust Preferred Securities through a bank, broker, custodian or other nominee, you must instruct your bank, broker or other nominee to grant your Proxy Instructions on your behalf.

All other holders of our common stock as of the close of business on the Record Date will be entitled to give a proxy with respect to matters described in this proxy statement. You may give your proxy on behalf of all such shares owned by you as of the Record Date that are held directly in your name as the stockholder of record on the Record Date. If you hold shares of common stock on the Record Date through a bank, broker, custodian or other nominee, you may instruct your bank, broker, custodian or other nominee to give a proxy on your behalf.

You will be able to give or withhold a proxy, or abstain, on each proposal for every share of common stock that you hold on the Record Date, unless you are a holder of Public Preferred Depositary Shares or Trust Preferred Securities, who will not be able to take action on the matters described in this proxy statement except to give your Proxy Instructions to approve the Common Stock Amendments pursuant to the Letter of Transmittal.

Q: What am I being asked to give my Proxy Instructions or proxy to?

A: You are being asked to give your Proxy Instructions or proxy with respect to the following proposed amendments to our restated certificate of incorporation that have been unanimously approved and declared advisable by the board of directors:

•	to increase the number of authorized shares of common stock from 15 billion to 60 billion shares (the Authorized Share Increase);

•

to (i) effect a reverse stock split of our common stock at any time prior to June 30, 2010 at one of seven reverse split ratios, 1-for-2, 1-for-5, 1-for-10, 1-for-15, 1-for-20, 1-for-25 or 1-for-30, as determined by the board of directors in its sole discretion and (ii) if and when the reverse stock split is effected, reduce the number of authorized shares of our common stock by the reverse split ratio determined by the board of directors (the Reverse Stock Split); and

•

to eliminate the voting rights of shares of common stock with respect to any amendment to the restated certificate of incorporation (including any certificate of designation related to any series of preferred stock) that relates solely to the terms of one or more outstanding series of preferred stock, if such series of preferred stock is entitled to vote, either separately or together as a class with the holders of one or more other such series, on such amendment (the Preferred Stock Change, and together with the Authorized Share Increase and the Reverse Stock Split, the Common Stock Amendments).

Q: What is the recommendation of the board of directors?

A: The board unanimously recommends that you give your Proxy Instructions pursuant to the Letter of Transmittal or your proxy, as the case may be, to execute a written consent in favor of each of the Common Stock Amendments.

Q: What portion of shares must give their consent in order to adopt the Common Stock Amendments?

A: The affirmative written consent of holders of a majority of the shares of common stock outstanding as of the Record Date (which includes shares of common stock issued in respect of Public Preferred Depositary Shares and Trust Preferred Securities in the Exchange Offers) is required to approve each of the Common Stock Amendments.

Q: What options do I have with respect to the proposals?

A: If you are a holder of Public Preferred Depositary Shares or Trust Preferred Securities and you wish to tender your securities in the Exchange Offers, then you must follow the procedures contained in the Letter of Transmittal to give your Proxy Instructions (which is equivalent to a vote for each Common Stock Amendment).

If you hold shares of common stock that you did not receive in the Exchange Offers, with respect to such shares of common stock, you may give a proxy authorizing the individuals designated by Citigroup on the enclosed proxy card to execute a written consent to approve a proposal (which is equivalent to a vote for the proposal), to withhold consent (which is equivalent to a vote against the proposal), or to abstain on each proposal. If you give a proxy to abstain on any stockholder proposal, the abstention will have the same effect as a vote against that proposal.

Q: How can I submit my Proxy Instructions if I am a holder of Public Preferred Depositary Shares or Trust Preferred Securities that is participating in the Exchange Offers?

A: If you are a holder of record of Public Preferred Depositary Shares or Trust Preferred Securities and you wish to tender your securities in the Exchange Offers, then you need only comply with the requirements for participating in the Exchange Offers set forth in the Prospectus and the Letter of Transmittal to tender your securities and to give your Proxy Instructions (which will become irrevocable following expiration of the Exchange Offers).

By tendering your Public Preferred Depositary Shares or Trust Preferred Securities in the Exchange Offers in accordance with the Letter of Transmittal, you irrevocably (i) agree and consent to all of the Common Stock Amendments, (ii) instruct BNY Mellon Trust of Delaware, as trustee (the Voting Trustee) of the voting trust (the Voting Trust) established pursuant to the voting trust agreement, dated [    ], 2009 (the Voting Trust Agreement) to grant an irrevocable proxy to the individuals designated by Citigroup in the Voting Trust Agreement to execute a written consent to approve each of the Common Stock Amendments in respect of the common stock to be issued to you in the Exchange Offers (the Proxy Instructions), (iii) subject to and effective upon acceptance for exchange of your tendered Public Preferred Depositary Shares or Trust Preferred Securities, agree to the terms of the Voting Trust Agreement and (iv) acknowledge that by tendering your Public Preferred Depositary Shares or Trust Preferred Securities, you will become a party to the Voting Trust Agreement. The shares of common stock issued pursuant to the Exchange Offers will be delivered to the Voting Trust on the settlement date of the Exchange Offers to be held in trust. The Voting Trustee, pursuant to the terms of the Voting Trust Agreement, will execute and deliver a proxy in respect of such common stock to the individuals named in the Voting Trust Agreement to execute a written consent in favor of the Common Stock Amendments. The shares of common stock exchanged for your tendered Public Preferred Depositary Shares or Trust Preferred Securities will thereafter within one business day be released from the Voting Trust and will be distributed to you.

If you currently hold Public Preferred Depositary Shares or Trust Preferred Securities that are held by a bank, broker, custodian or other nominee, you are considered the beneficial owner of the shares, and these proxy materials, together with the Prospectus, are being forwarded to you by your bank, broker, custodian or other nominee. When you contact your bank, broker, custodian or other nominee promptly to instruct it to tender your Public Preferred Depositary Shares or Trust Preferred Securities, you must also instruct it to give your Proxy Instructions and agree to be bound by the Voting Trust Agreement, in each case, pursuant to the Letter of Transmittal (which will result in your Proxy Instruction becoming irrevocable following the expiration date of the Exchange Offers).

We will not be holding a stockholders meeting to consider these proposals, and therefore you will be unable to vote by attending a stockholders meeting.

Q: How can I submit my proxy if I am a holder of common stock that was not issued in the Exchange Offer?

A: If you hold shares of common stock of record as of the Record Date that were not issued in the Exchange Offer and wish to submit your proxy, you must:

•	fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope,

•	submit your proxy by telephone (instructions are on the proxy card), or

•	submit your proxy by Internet (instructions are on the proxy card).

If you hold shares of common stock as of the Record Date that were not issued in the Exchange Offer and the shares are held by a bank, broker, custodian or other nominee, you are considered the beneficial owner of the shares, and these proxy materials, together with a voting instruction form, are being forwarded to you by your bank, broker, custodian or other nominee and you must submit your proxy via your bank, broker or other nominee. Depending upon your bank, broker, custodian or other nominee, you may be able to vote either by toll-free telephone or by Internet. Please refer to the enclosed voting instruction form sent by your nominee for instructions on how to vote by Internet. You may also submit your proxy by signing, dating and returning any voting instruction form or other method of voting made available by your bank, broker, custodian or other nominee.

Citigroup employees may receive their proxy cards separately.

We will not be holding a stockholders meeting to consider these proposals, and therefore you will be unable to vote by attending a stockholders meeting.

Q: What happens if I am the holder of record and do not submit my Proxy Instructions or proxy?

A: If you are a holder of Public Preferred Depositary Shares or Trust Preferred Securities and you wish to tender your securities in the Exchange Offers, but do not follow the procedures contained in the Letter of Transmittal to agree to be bound by the Voting Trust Agreement and to provide your Proxy Instructions, we will not accept any Public Preferred Depositary Shares or Trust Preferred Securities that you have tendered for exchange and you will remain a holder of Public Preferred Depositary Shares or Trust Preferred Securities on the Record Date.

If you are a record holder of shares of common stock that you did not receive in the Exchange Offers and you do not return your proxy card, that will have the same effect as a vote against the proposals.

Q: What happens if I am a beneficial owner of common stock and do not tell my broker how to vote?

A: If you are a beneficial holder of shares of common stock that were not issued in the Exchange Offers and your broker does not have discretion to vote on a matter, a “broker non-vote” occurs if you do not provide the record holder of your common stock, such as a bank, broker, custodian or other nominee, with voting instructions on a matter. For the Reverse Stock Split, a bank, broker, custodian or other nominee who does not receive instructions from a beneficial holder of common stock will be entitled to give a proxy for the beneficial holder’s shares at the broker’s discretion, and may grant a proxy to execute a written consent to approve either or both proposals. Banks, brokers, custodians and other nominees who do not receive voting instructions from beneficial owners will not be entitled to exercise discretion with respect to the Authorized Share Increase and the Preferred Stock Change, and therefore, a failure to provide voting instructions on the Authorized Share Increase or the Preferred Stock Change will be equivalent to a vote against Authorized Share Increase or the Preferred Stock Change, as the case may be.

Q: What if I am a record holder and I don’t indicate a decision with respect to some of the Common Stock Amendments?

A: If you are a record holder and you return a signed proxy card or the Letter of Transmittal without indicating your decision on a Common Stock Amendment, you will be deemed to have given your Proxy Instructions or your proxy, as the case may be, in accordance with the board’s recommendation, authorizing the individuals designated by Citigroup to execute a written consent in favor of each of the Common Stock Amendments.

Q: What is the deadline for sending my Proxy Instructions or proxy?

A: If you are a holder of Public Preferred Depositary Shares or Trust Preferred Securities and you wish to participate in the Exchange Offers, you must have validly tendered your Public Preferred Depositary Shares or Trust Preferred Securities and given your Proxy Instructions to approve the Common Stock Amendments by following the procedures contained in the Letter of Transmittal prior to the expiration date of the Exchange Offers, which is set forth in the Prospectus and the Letter of Transmittal. This deadline may be extended by us in accordance with applicable law. We are not providing for guaranteed delivery procedures and therefore you must allow sufficient time to comply with the other procedures set forth in the Prospectus and the Letter of Transmittal prior to the expiration date of the Exchange Offers.

Other holders of our common stock as of the Record Date must return their proxy by the close of business on [            ], 2009 (the Proxy Deadline). The board of directors may, subject to applicable law, extend the Proxy Deadline in its sole discretion and we will announce any such extension by issuing a press release. If you hold your shares of common stock through a bank, broker, custodian or other nominee, due to the time required for your nominee to complete the required actions on your part, we urge you to contact your bank, broker, custodian or other nominee at least five business days prior to the Proxy Deadline.

Q: Can I change or revoke my Proxy Instructions or proxy?

A: If you have tendered Public Preferred Depositary Shares or Trust Preferred Securities for exchange into common stock in connection with the Exchange Offers and we accept your Public Preferred Depositary Shares or Trust Preferred Securities for exchange, then your Proxy Instructions will become irrevocable, and you will be unable to change or revoke your Proxy Instructions after we have accepted your Public Preferred Depositary Shares or Trust Preferred Securities for exchange. You may withdraw your Public Preferred Depositary Shares or Trust Preferred Securities at any time prior to the expiration date of the Exchange Offers. Valid withdrawal of your tender will automatically revoke your Proxy Instructions with respect to the common stock that would have been issued in exchange for such Public Preferred Depositary Shares or Trust Preferred Securities.

If you are a record holder on the Record Date of shares of common stock that were not issued in the Exchange Offers, you may change or revoke your proxy at any time before the execution and delivery of a written consent to approve each of the Common Stock Amendments. If you wish to change or revoke your previously given proxy, you may do so by:

•	sending in a new proxy card with a later date; or

•	submitting a new proxy by telephone or Internet.

If you are a beneficial owner of common stock and wish to change the voting instructions given to your bank, broker, custodian or other nominee, you will need to follow the procedures established by them in order to revoke your voting instructions.

Q: Is my proxy card confidential?

A: In 2006, the board adopted a confidential voting policy as a part of its Corporate Governance Guidelines. Under the policy, all proxies, ballots and vote tabulations are kept confidential for registered stockholders who request confidential treatment. If you are a registered stockholder and would like your vote kept confidential, please check the appropriate box on the proxy card or follow the instructions when submitting your vote by telephone or by Internet. If you hold your shares in street name or through an employee benefit plan, your vote already receives confidential treatment and you do not need to request confidential treatment in order to maintain the confidentiality of your vote.

The confidential voting policy will not apply in the event of a proxy contest or other solicitation based on an opposition proxy statement. For further details regarding this policy, please see the Corporate Governance Guidelines attached as Annex A to the definitive proxy statement for our annual stockholders meeting dated March 20, 2009.

Q: Is Citigroup conducting any other proxy solicitations?

A: Yes. On today’s date, in connection with the Exchange Offers, we mailed a separate Notice of Solicitation of Written Consents and a proxy statement to the holders of Public Preferred Depositary Shares and common stock, asking them to give a proxy or voting instruction to grant a proxy to execute a written consent to eliminate certain rights of our preferred stockholders, to clarify certain matters related to the retirement of preferred stock and to increase the amount of authorized preferred stock (the Preferred Proxy Statement). Giving your voting instruction or proxy with respect to the matters described in the Preferred Proxy Statement will not affect your Proxy Instructions or your proxy with respect to the Common Stock Amendments, and giving your Proxy Instructions or your proxy with respect to the Common Stock Amendments will not affect your proxy or voting instructions with respect to the matters described in the Preferred Proxy Statement.

Each of the Preferred Proxy Statement and this proxy statement contain important information that you should read carefully. If you are a holder of common stock that you did not receive as a result of the Exchange Offers, you must complete, date, sign and return both the proxy card in this proxy statement and the proxy card contained in the Preferred Proxy Statement in order to give your respective proxies with respect to the matters described in this proxy statement and in the Preferred Proxy Statement.

If you were a holder of Public Preferred Depositary Shares on the record date for the Preferred Proxy Statement and you are tendering your Public Preferred Depositary Shares in connection with the Exchange Offers, in addition to following the procedures contained in the Letter of Transmittal to acknowledge and agree to be bound by the Voting Trust Agreement and give your Proxy Instructions to approve the Common Stock Amendments, you must also give instructions to execute and deliver a proxy to the individuals designated by Citigroup to execute a written consent with respect to the proposals described in the Preferred Proxy Statement in order to have your Public Preferred Depositary Shares accepted for exchange. For more information, please see the Preferred Proxy Statement.

Q: How can I access Citigroup’s consent solicitation materials and annual report electronically?

A: This proxy statement and Citigroup’s 2008 annual report are available on Citigroup’s website at www.citigroup.com. Click on “About Citi,” then “Corporate Governance,” then “Financial Disclosure,” and then “Annual Reports & Proxy Statements.” Most stockholders can elect not to receive paper copies of future proxy statements and annual reports and can instead view those documents on the Internet.

If you are a stockholder of record, you can choose this option and save Citigroup the cost of producing and mailing these documents by following the instructions provided when you vote over the Internet. If you hold your Citigroup common stock through a bank, broker, custodian or other nominee, please refer to the information provided by that entity for instructions on how to elect not to receive paper copies of future proxy statements and annual reports.

If you choose not to receive paper copies of future proxy statements and annual reports, you will receive an e-mail message next year containing the Internet address to use to access Citigroup’s proxy statement and annual report. Your choice will remain in effect until you tell us otherwise. You do not have to elect Internet access each year. To view, cancel or change your enrollment profile, please go to www.InvestorDelivery.com.

Q: Who can help answer my questions?

A: If you have any questions about how to give or revoke your Proxy Instructions or your proxy, as the case may be, or need additional copies of any relevant documentation, you should contact:

MORROW & CO., LLC

470 West Avenue

Stamford, CT 06902

Banks and Brokerage Firms, Please Call: (203) 658-9400

Holders Call Toll Free: (800) 445-0102

INFORMATION ON VOTING SECURITIES

Each share of common stock not issued in the Exchange Offers that is issued and outstanding at the close of business on the Record Date, which will be the settlement date for the Exchange Offers, will be eligible to deliver a proxy with respect to the Common Stock Amendments. Each share of common stock issued in the Exchange Offers will be issued and outstanding on the Record Date and will be entitled to consent to the Common Stock Amendments but will be subject to an irrevocable proxy delivered by the Voting Trustee in favor of the Common Stock Amendments. Approval of each of the Common Stock Amendments requires the affirmative written consent of holders of a majority of the shares of common stock outstanding at the close of business on the Record Date. A “consent withheld” or an “abstain” will be counted as a vote against the applicable proposal.

The number of shares of common stock that are issued and outstanding on the Record Date and entitled to consent to the Common Stock Amendments will depend on the number of Public Preferred Depositary Shares and Trust Preferred Securities that are accepted for exchange in the Exchange Offers. Holders of Public Preferred Depositary Shares and Trust Preferred Securities that tender their Subject Securities in the Exchange Offers and grant a Proxy Instruction in favor of the Common Stock Amendments will not know the results of the Exchange Offers or the total number of shares of common stock that will be issued in exchange for Subject Securities or Interim Securities at the time they make their decision. The table below shows the approximate number of shares of common stock that will be issued and outstanding on the Record Date and entitled to consent to the Common Stock Amendments, depending on the level of participation in the Exchange Offers as described below:

Level of participation in the Public Exchange Offers(1)(7)	Approximate numbers of shares of common stock (in millions)
	Issued and outstanding prior to the Public Exchange Offers	To be issued in respect of the Public Exchange Offers		To be issued and outstanding as of the record date	Required to consent to the proposals
		in respect of Public Preferred Depositary Shares	in respect of Trust Preferred Securities
25%(2)	5,513	1,465	0	6,977	3,489
50%(3)	5,513	2,929	0	8,442	4,221
66 2/3%(4)	5,513	3,906	0	9,418	4,709
75%(5)	5,513	4,265	132	9,910	4,955
100%(6)	5,513	4,265	1,630	11,408	5,704

(1)	Does not account for the treatment of fractional shares of Public Preferred Depositary Shares or Trust Preferred Securities under the terms of the Exchange Offers. Also assumes that all Public Preferred Depositary Shares are tendered and accepted for exchange before any Trust Preferred Securities are tendered and accepted for exchange and, at levels of participation below 75%, no Trust Preferred Securities are tendered. These assumptions are based on Citigroup’s expectation that if holders of Trust Preferred Securities seek to participate in the Exchange Offers, holders of Public Preferred Depositary Shares will also seek to participate in the Exchange Offers at high levels.
(2)	Assumes pro rata participation by each series of Public Preferred Depositary Shares up to an aggregate liquidation preference of approximately $5.125 billion (25% of the maximum $20.5 billion liquidation preference or liquidation amount of Public Preferred Depositary Shares and Trust Preferred Securities, respectively, subject to the Exchange Offers).
(3)	Assumes pro rata participation by each series of Public Preferred Depositary Shares up to an aggregate liquidation preference of approximately $10.25 billion (50% of the maximum $20.5 billion liquidation preference or liquidation amount of Public Preferred Depositary Shares and Trust Preferred Securities, respectively, subject to the Exchange Offers).
(4)

Assumes pro rata participation by each series of Public Preferred Depositary Shares up to an aggregate liquidation preference of approximately $13.7 billion (66 2/3% of the maximum $20.5 billion liquidation preference or liquidation amount of Public Preferred Depositary Shares and Trust Preferred Securities, respectively, subject to the Exchange Offers).

(5)	Assumes 100% of the aggregate liquidation preference of each series of Public Preferred Depositary Shares (approximately $14.92 billion) and approximately $0.5 billion aggregate liquidation amount of Trust Preferred Securities, representing an aggregate liquidation preference or liquidation amount of approximately $15.4 billion (75% of the maximum $20.5 billion liquidation preference or liquidation amount of Public Preferred Depositary Shares and Trust Preferred Securities, respectively, subject to the Exchange Offers).
(6)	Assumes 100% of the aggregate liquidation preference of each series of Public Preferred Depositary Shares (approximately $14.92 billion) and approximately $5.6 billion aggregate liquidation amount of Trust Preferred Securities are tendered and accepted for exchange in the Exchange Offers, representing the aggregate liquidation preference and liquidation amount of Public Preferred Depositary Shares and Trust Preferred Securities, respectively, subject to the Exchange Offers ($20.5 billion).
(7)	In the case of the 25% participation scenario, the number of shares of common stock to be issued in respect of the Public Preferred Depositary Shares was determined by calculating the pro rata participation rate for each series of Public Preferred Depositary Shares (which is 34.35%, calculated by dividing $5.125 billion by $14.92 billion, the approximate aggregate liquidation preference of Public Preferred Depositary Shares outstanding), and multiplying (i) 34.35% by (ii) the outstanding number of Public Preferred Depositary Shares in each such series by (iii) the number of shares of common stock issuable in respect of each Public Preferred Depositary Share in such series, resulting in the following for each series:

a.	Series F: 34.35% x 81.6 million x 7.30769 shares of common stock per depositary share = approximately 205 million shares of common stock
b.	Series E: 34.35% x 6 million x 292.30769 shares of common stock per depositary share = approximately 602 million shares of common stock
c.	Series AA: 34.35% x 148.6 million x 7.30769 shares of common stock per depositary share = approximately 373 million shares of common stock
d.	Series T: 34.35% x 63.373 million x 13.0769 shares of common stock per depositary share = approximately 285 million shares of common stock

A similar calculation was used for each of the participation scenarios in the table above.

BACKGROUND FOR THE TRANSACTIONS

Generally

On February 27, 2009, we announced that we would exchange certain series of our preferred stock held by the U.S. government (USG) and the private holders (the Private Holders) for Interim Securities (as defined below) and warrants to purchase common stock, as described below, and that we would commence the Exchange Offers (collectively, the Transactions).

Citigroup is subject to risk-based capital ratio guidelines issued by the Federal Reserve Board (the FRB). One such ratio, Tier 1 Capital, is considered “core capital.” Tier 1 Capital is stated as a percentage of risk-weighted assets. To be “well capitalized” under FRB regulations, a financial institution must have a Tier 1 Capital of at least 6%.

In the past, Citigroup (and its regulators, including the FRB ) have focused on Tier 1 Capital as a key measure of risk capital for financial institutions, and based on Citigroup’s Tier 1 Capital of 11.9% as of March 31, 2009, Citigroup has been very well capitalized. However, a view has recently developed that tangible common equity (TCE) and Tier 1 Common are important metrics for analyzing a financial institution’s financial condition and capital strength.

The primary purpose of the Exchange Offers and the USG/Private Holders Transactions is to make Citigroup a strongly capitalized bank on a TCE and Tier 1 Common basis. As defined by Citigroup, TCE represents common equity less goodwill and intangible assets (excluding mortgage servicing rights) net of the related deferred tax liabilities. Depending on the level of participation in the Exchange Offers and the completion of the USG/Private Holders Transactions, Citigroup’s TCE would increase by up to approximately $60 billion and Tier 1 Common would increase by up to approximately $64 billion as of March 31, 2009 on a pro forma basis as a result of the Exchange Offers and the USG/Private Holders Transactions.

TCE and Tier 1 Common are non-GAAP measures. See “Regulatory Capital Ratios” within the Prospectus, of which this proxy statement is a part, for a more detailed discussion and a description of these measures and a reconciliation to Citigroup’s total stockholders’ equity and common stockholders’ equity, respectively.

The USG/Private Holders Transactions

We will exchange certain series of our preferred stock held by the USG and the Private Holders for Interim Securities at an exchange price (referred to herein as the related offers exchange ratio) of $3.25 per share (relative to the aggregate liquidation preference of the preferred stock exchanged) and for warrants (the USG/Private Holders Transactions). The material terms of the Interim Securities and warrants are described below.

We are using our blank check preferred stock authority to create a new class of stock to be designated as “Series M Common Stock Equivalent” (the Interim Securities). The following are the material terms of the Interim Securities:

•	the number of Interim Securities to be issued to any holder will be determined by the related offers exchange ratio;

•	the Interim Securities will automatically convert into shares of common stock if the Authorized Share Increase is approved by our stockholders;

•

for the first six months following issuance, each Interim Security will receive dividends in an amount equal to dividends paid on the number of shares of common stock into which such Interim Security is convertible; if the Authorized Share Increase is not approved within six months of the issuance of the Interim Securities, each Interim Security will have a cumulative dividend equal to the greater of (i) 9% (increasing by 2 percentage points each quarter up to a cap of 19%) and (ii) the dividend actually paid on the number of shares of common stock into which such Interim Security is convertible;

•	the Interim Securities will rank equally with the Public Preferred Stock in the event that we liquidate or dissolve;

•

after six months following the issuance of the Interim Securities, the Interim Securities will rank equally with the Public Preferred Stock with respect to (i) receiving dividends proportionately with all other series of stock that rank equally with such series in the event that dividends on such series have not been paid in full and (ii) the right to, together with the other parity stock, (subject to the results of the vote with respect to the Director Amendment in the Preferred Stock Proposals) elect two additional directors to our board of directors in the event that we do not pay dividends on the Interim Securities for six quarterly dividend periods (or in the case of the Series E Public Preferred Stock, for three semi-annual dividend periods), whether or not consecutive;

•

the Interim Securities will have the right to (x) receive dividends before any junior stock or other preferred stock dividends are paid after six months following issuance of the Interim Securities, subject to the dividend sharing provision described in (i) in the paragraph above, and (y) approve any amendment to our restated certificate of incorporation that would adversely affect the Interim Securities, voting as a separate class; and

•

generally, the Interim Securities will have the same voting rights as the common stock and will vote together, as one class with holders of common stock; however, the Interim Securities do not have voting rights with respect to the Common Stock Amendments and the Interim Securities will not vote on any of the Public Preferred Stock Amendments provided that they are not outstanding on the record date for the Public Preferred Stock Amendments.

Warrants to purchase our common stock will be issued to each of the USG and the Private Holders. The following are the material terms of the warrants:

•

the warrants will become exercisable only after approximately six months from the date on which the warrants are issued to the Private Holders and the USG (the Trigger Date) and only if the Authorized Share Increase is not approved by our stockholders;

•	if the Authorized Share Increase is approved by our stockholders, the warrants will automatically expire;

•	the exercise price of the warrants will be equal to $0.01 per share; and

•	the total number of shares of common stock underlying the warrants will be 790,000,000.

Other material terms of the USG/Private Holders Transactions include the following:

•

the USG would participate in the USG/Private Holders Transactions on a “dollar-for-dollar” basis with the exchanging Private Holders of our preferred stock, who collectively hold preferred stock with an aggregate liquidation preference of $12.5 billion;

•	the USG’s participation is conditioned on at least $11.5 billion in aggregate liquidation preference of our preferred stock being exchanged by the Private Holders;

•

the USG has also agreed to exchange an additional amount of its preferred stock to match on a “dollar-for-dollar” basis the aggregate liquidation preference or amount of the Public Preferred Depositary Shares and Trust Preferred Securities exchanged in the Exchange Offers, subject to an overall cap of $25 billion aggregate liquidation preference of preferred stock exchanged by the USG;

•

the USG and the Federal Deposit Insurance Corporation (FDIC) currently hold Citigroup preferred stock with an aggregate liquidation preference of approximately $52 billion. The preferred stock that is not exchanged by the USG in the USG/Private Holders Transactions, and the preferred stock held by the FDIC, will be exchanged for a new series of trust preferred securities with a coupon of 8% and having other material terms substantially similar to our outstanding TRUPS®; and

•

each of the USG and the Private Holders exchanging in the USG/Private Holders Transactions is entitled to preemptive rights if we issue common stock (or securities that are convertible or exercisable into or exchangeable for common stock) within one year after the consummation of the USG/Private Holders Transactions at a price per share of common stock of less than $3.25 (or if the conversion, exercise or exchange price per share of common stock is less than $3.25), as appropriately adjusted in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to common stock.

The consummation of the USG/Private Holders Transactions is also subject to certain conditions, including the receipt of material regulatory approvals and the accuracy of representations and warranties of each party. We cannot assure you that the Authorized Share Increase will be approved by our stockholders or that the USG/Private Holders Transactions will be consummated on the terms or schedule described above.

We are also commencing public exchange offers (the Exchange Offers), pursuant to which we are offering to exchange newly issued shares of our common stock (a) for any and all issued and outstanding Public Preferred Depositary Shares, and (b) for Trust Preferred Securities, subject to an overall cap of $20.5 billion in liquidation preference or amount. In the case of the Trust Preferred Securities, due to a limitation on the number of our authorized but unissued shares of common stock, we will be able to accept only a limited amount of Trust Preferred Securities for exchange in the Exchange Offers. Specifically, we will be able to accept for exchange a number of Trust Preferred Securities with a liquidation amount equal to approximately $5.6 billion plus the amount of the liquidation preference of any Public Preferred Depositary Shares that are not tendered and accepted for exchange in the Exchange Offers, subject to an overall cap of $20.5 billion in liquidation preference or amount.

The Preferred Stock Proposals

We are also seeking approval from our holders of our Public Preferred Depositary Shares and our common stock to approve the following proposals (the Preferred Stock Proposals):

•	to eliminate the requirement that:

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full dividends on all outstanding shares of the series of Public Preferred Stock must have been declared and paid or declared and set aside before we may pay any dividend on, make any distributions relating to, or redeem, purchase, acquire or make a liquidation payment relating to our common stock or any other securities junior to such series of Public Preferred Stock;

¡

if full dividends are not declared and paid in full on any series of Public Preferred Stock, dividends with respect to all series of stock ranking equally with such series of Public Preferred Stock will be declared on a proportional basis, such that no series is paid a greater percentage of its stated dividend than any other equally ranking series; and

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dividends on outstanding shares of preferred stock be paid or declared and set apart for payment, before any dividends may be paid or declared and set apart for payment on any outstanding shares of common stock (collectively, the Dividend Blocker Amendment);

•

to eliminate, upon the delisting of a series of Public Preferred Depositary Shares, the right of holders of Public Preferred Stock to elect two directors if dividends have not been paid for six quarterly dividend periods (or, in the case of the Series E Public Preferred Stock, for three semi-annual dividend periods), whether or not consecutive (the Director Amendment);

•

to clarify that any shares of any series of Public Preferred Stock acquired by us may not be reissued by us as part of such series, and will instead be restored to the status of authorized but unissued shares of preferred stock without designation as to series (the Retirement Amendment); and

•	to increase the number of authorized shares of preferred stock from 30 million to 2 billion (the Authorized Preferred Stock Increase).

Under the Delaware General Corporation Law (DGCL) and our restated certificate of incorporation, the affirmative written consent of holders, as of the close of business on the record date for the Preferred Proxy Statement, of (i) two-thirds of the Public Preferred Depositary Shares, voting together as a class, and a majority of the common stock, voting as a class, are required to approve each of the Dividend Blocker Amendment, the Director Amendment and the Retirement Amendment and (ii) a majority of the Public Preferred Depositary Shares and the Fixed Rate Cumulative Perpetual Preferred Stock, Series G, Series H and Series I (the USG

Preferred Stock), voting together as a class, and a majority of the common stock, voting as a class, are required to approve the Authorized Preferred Stock Increase. In addition, two-thirds of each series of the USG Preferred Stock are required to approve the amendment described in the third bullet of the Dividend Blocker Amendment.

For additional information regarding the Preferred Stock Proposals, please refer to the Preferred Proxy Statement, which is a part of the Prospectus.

NYSE Rule 312.05 Waiver

Ordinarily, stockholders would be required to approve the Exchange Offers and the issuance of the Interim Securities because Rule 312.03(c)(1) of the Listed Company Manual of the New York Stock Exchange (NYSE) requires us to obtain stockholder approval to issue common stock if the common stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance, or if the common stock is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance. Assuming 100% participation in the Exchange Offers, the issuance of common stock in exchange for Public Preferred Depositary Shares and Trust Preferred Securities pursuant to the Exchange Offers, and the issuance of the Interim Securities, would satisfy both of these tests. However, pursuant to an exception in Section 312.05 of the NYSE Listed Company Manual, our Audit and Risk Management Committee approved our obtaining a waiver in lieu of seeking stockholder approval that would otherwise have been required under Section 312.03. We believe that speed and certainty in consummating the Exchange Offers and the USG/Private Holders Transactions on the announced structure (without delay for stockholder approval or other conditions) is crucial, taking into account the new emphasis on TCE, the agreements we have with our regulators, including the FRB, and the belief that prompt execution of the Exchange Offers and the USG/Private Holders Transactions is critical for protecting market confidence in Citigroup. We received approval from the NYSE for the use of the exception, and in connection with such exception, mailed the requisite letter to all stockholders notifying them of our intention to issue the securities without prior stockholder approval. Therefore, we have not and will not be seeking stockholder approval for the issuance of common stock in connection with the Exchange Offers or for the issuance of the Interim Securities.

AUTHORIZED SHARE INCREASE

On [                    ], 2009, the board of directors adopted resolutions (1) declaring that an amendment to Citigroup’s restated certificate of incorporation to increase the number of authorized shares of our common stock from 15 billion to 60 billion shares was advisable and (2) directing that a proposal to approve the Authorized Share Increase be submitted to the holders of our common stock for their written consent.

The form of the proposed amendment to our restated certificate of incorporation to increase the number of authorized shares is attached to this proxy statement as Annex A. The Authorized Share Increase will increase the number of authorized shares of our common stock from 15 billion shares to 60 billion shares. We will use at least approximately 7.7 billion and up to approximately 11.5 billion of the newly authorized shares to convert 100% of the Interim Securities into shares of common stock at a ratio of one million shares of common stock for each share of Interim Securities in accordance with their terms. The remaining authorized but unissued shares of common stock will be used for general corporate purposes. As with our existing shares of common stock, none of the newly authorized shares of common stock will have preemptive rights.

Background and Reasons for the Conversion of Interim Securities into Shares of Common Stock and Increase in Authorized Shares of Common Stock

As described above in “Background for the Transactions,” on March 18, 2009, we entered into definitive agreements with the Private Holders pursuant to which the Private Holders agreed to exchange an aggregate of $12.5 billion in liquidation preference of preferred stock held by the Private Holders into approximately 3,846 shares of our Interim Securities and warrants to acquire 395 million shares of our common stock at a price of $0.01 per share. We are nearing an agreement with the USG pursuant to which the USG will exchange $12.5 billion in liquidation preference of preferred stock held by the USG into 3,846 shares of our Interim Securities and warrants to acquire 395 million shares of our common stock at a price of $0.01 per share and to exchange for additional Interim Securities an additional number of shares of preferred stock with an aggregate liquidation preference equal to the aggregate liquidation preference or amount of Public Preferred Depositary Shares and Trust Preferred Securities tendered and accepted for exchange in the Exchange Offers in an aggregate amount of up to $12.5 billion, and to exchange the remaining liquidation preference of preferred stock held by the USG into a new series of trust preferred securities. The following table shows the approximate numbers of Interim Securities that will be outstanding as of the Record Date, based on the levels of participation in our Exchange Offers indicated below:

Level of participation in the Exchange Offers(1)	Shares of Interim Securities outstanding on the Record Date
25%(2)(3)	9,269.2
50%(2)	10,846.2
66 2/3%(2)	11,538.5
75%(2)	11,538.5
100%(4)	11,538.5

(1)	Does not account for the treatment of fractional shares of Public Preferred Depositary Shares or Trust Preferred Securities under the terms of the Exchange Offers. Also assumes that all Public Preferred Depositary Shares are tendered and accepted for exchange before any Trust Preferred Securities are tendered and accepted for exchange and, at levels of participation below 75%, no Trust Preferred Securities are tendered. These assumptions are based on Citigroup’s expectation that if holders of Trust Preferred Securities seek to participate in the Exchange Offers, holders of Public Preferred Depositary Shares will also seek to participate in the Exchange Offers at high levels.
(2)	Assumes (a) issuance of 3,846 Interim Securities to the Private Holders; (b) issuance of 3,846 Interim Securities to the USG to match on a “dollar-for-dollar” basis with the Private Holders and (c) issuance of Interim Securities to the USG to match on a “dollar-for-dollar” basis with the liquidation preference or amount of Subject Securities tendered and accepted for exchange in the Exchange Offers.
(3)	In the case of the 25% participation scenario, shares of Interim Securities outstanding on the Record Date is determined by calculating the sum of (a) 3,846 Interim Securities issued to the Private Holders; (b) of 3,846 Interim Securities issued to the USG to match on a “dollar-for-dollar” basis with the Private Holders; (c) 1577.2 shares of Interim Securities issued to the USG to match on a “dollar-for-dollar” basis with the liquidation preference or amount of Subject Securities tendered and accepted for exchange in the Exchange Offers.
(4)	100% of aggregate liquidation preference of each series of Public Preferred Depositary Shares and approximately $5.6 billion aggregate liquidation amount of Trust Preferred Securities are tendered and accepted for exchange in the Exchange Offers.

If the Authorized Share Increase is approved, the Interim Securities will be automatically converted into shares of common stock. The conversion of the Interim Securities and the consummation of the Exchange Offers will have the effect of increasing our TCE by up to approximately $60 billion and Tier 1 Common by up to approximately $64 billion. With a higher TCE and Tier 1 Common, we expect to be one of the strongest capitalized banks on a TCE and Tier 1 Common basis. TCI and Tier 1 Common are non-GAAP measures. See “Regulatory Capital Ratios” within the Prospectus, of which this proxy statement is a part, for a more detailed discussion and a description of these measures and a reconciliation to Citigroup’s total stockholders’ equity and common stockholders’ equity, respectively.

Conversion of the Interim Securities into shares of common stock will require more shares of common stock than are currently authorized and available for issuance. Accordingly, we need to amend our restated certificate of incorporation in order to increase the number of authorized shares of common stock so there will be sufficient authorized common stock to issue in connection with the conversion of the Interim Securities into common stock.

We are proposing to increase the number of shares of common stock authorized for issuance to 60 billion shares. Because the number of newly authorized shares being issued in connection with the conversion of the Interim Securities into common stock will depend on the level of participation in the Exchange Offers (but will be in all cases below the total number of newly authorized shares), there will also be an increase in the number of authorized but unissued shares of common stock as a result of the Authorized Share Increase. Some of these newly authorized shares may be used for general corporate purposes. Management believes that, to the extent the increase in authorized shares is not used to convert the Interim Securities into common stock, as described above, the Authorized Share Increase will maintain Citigroup’s flexibility to respond efficiently to future business and financing needs and other opportunities.

Effect of the Proposal on Stockholders

As of the date of this proxy statement, we are authorized to issue up to 15 billion shares of common stock. If the Authorized Share Increase is approved, we will file a certificate of amendment with the Secretary of State of the State of Delaware to amend our restated certificate of incorporation to increase the number of shares of common stock we are authorized to issue to 60 billion shares. This will not change the number of shares of common stock that you own, but we will have the power to issue a significant number of additional shares of common stock.

Conversion of Interim Securities into Common Stock

We will issue some of the newly authorized shares to convert all of the Interim Securities into shares of common stock at a ratio of one million shares of common stock for each Interim Security. Our common stock is currently listed on the NYSE, and we intend to apply for the listing of these additional shares on the NYSE. The remaining newly authorized shares of common stock will remain unissued and may be used for general corporate purposes in the future.

Because the number of authorized but unissued shares prior to the approval of the Authorized Share Increase will depend on the number of Public Preferred Depositary Shares and Trust Preferred Securities tendered and accepted for exchange for shares of common stock in the Exchange Offers, we are unable to determine as of the date of this proxy statement the number of newly authorized shares that will be used to convert the Interim Securities into common stock. The following table shows the approximate numbers of newly authorized shares that will be issued in connection with the conversion of the Interim Securities into common stock if the Authorized Share Increase is approved, based on the levels of participation in our Exchange Offers indicated below:

Level of participation in the Exchange Offers(1)	Newly authorized shares of common stock that will be used to convert Interim Securities into common stock (in millions)
25%(1)	9,269.2
50%(1)	10,846.2
66 2/3%(1)	11,538.5
75%(1)	11,538.5
100%(1)	11,538.5

(1)	The same assumptions and methods of calculation as set forth in footnotes (1) through (4) to the table on page 12 above apply to the levels of participation in the table above. Note each Interim Security converts into 1 million shares of common stock upon approval of the Authorized Share Increase.

If our stockholders do not approve the Authorized Share Increase, the Interim Securities will not be converted into shares of common stock. If we are unable to convert the Interim Securities into common stock, we will be unable to fully realize the anticipated benefits of the Transactions.

In addition, pursuant to the terms of the Interim Securities, beginning on the Trigger Date, if the Authorized Share Increase has not been approved, each Interim Security will have a liquidation preference of $3.25 million and each Interim Security will bear an annual cumulative dividend equal to the greater of (i) 9% (increasing by 2 percentage points per quarter up to a cap of 19% per annum) or (ii) the dividend actually paid on the shares of common stock into which such Interim Security is convertible. Prior to such time, each Interim Security will have the same dividend as is payable on the shares of common stock into which such Interim Security is convertible. The payment of these dividends could represent a significant reduction in Citigroup’s quarterly cash flow. If the Authorized Share Increase is not approved, Citigroup would be required to pay the following quarterly dividends on the Interim Securities:

Level of participation in the Exchange Offers(1)	Amount of dividends to be paid on Interim Securities for first quarterly payment after the Trigger Date (millions of dollars)(2)	Amount of dividends to be paid on Interim Securities five quarters after the Trigger Date (millions of dollars)
25%(2)	$ 677.8	$ 1,430.9
50%(2)	793.1	1,674.4
66 2/3%(2)	843.8	1,781.3
75%(2)	843.8	1,781.3
100%(3)	843.8	1,781.3

(1)	The same assumptions and methods of calculation as set forth in footnotes (1) through (4) to the table on page 12 above apply to the levels of participation in the table above. Note each Interim Security converts into 1 million shares of common stock upon approval of the Authorized Share Increase.
(2)	In the case of the 25% participation scenario, amount of dividends to be paid on Interim Securities for first quarterly payment after the Trigger Date determined by multiplying (a) 9,289.2 million, the number of Interim Securities outstanding in the 25% participation Scenario by (b) $3.25 million, the liquidation preference per Interim Security after the Trigger Date and (c) 9%, the dividend rate applicable in the first quarter after the Trigger Date, and dividing the result by four to show the figures on a quarterly basis. Amount of dividends to be paid on Interim Securities five quarters after the Trigger Date determined by an identical calculation except for using a 19% dividend rate.

Furthermore, if the Authorized Share Increase is not approved before the Trigger Date, the warrants issued to the USG and Private Holders in connection with the USG/Private Holders Transactions will become exercisable after the Trigger Date to purchase 790 million shares of our common stock for their par value, which is $0.01 per share, and which represents a significant discount to the closing price of our stock on [            ], 2009, which was $[            ] per share. If these warrants are exercised, we will have the following approximate numbers of shares of common stock issued and outstanding based on the levels of participation in our Exchange Offers indicated below:

Level of participation in the Exchange Offers(1)(2)	(A) Number of issued and outstanding shares of common stock as of the Record Date (millions of shares)	(B) Number of issued and outstanding shares of common stock after exercise of warrants to purchase shares of common stock at $0.01 per share (millions of shares)	(C) Approximate dilution of issued and outstanding shares of common stock as of the Record Date(3)
25%	6,977.5	7,767.5	10.2%
50%	8,442.1	9,232.1	8.6%
66 2/3%	9,418.5	10,208.5	7.7%
75%	9,909.6	10,699.6	7.4%
100%	11,407.7	12,197.7	6.5%

(1)	The same assumptions and methods of calculation as set forth in footnotes (1) through (4) to the table on page 12 above apply to the levels of participation in the table above.
(2)	In the case of the 25% participation scenario, the number of issued and outstanding shares of common stock as of the Record Date was determined by calculating the pro rata participation rate for each series of Public Preferred Depositary Shares (which is 34.35%, calculated by dividing $5.125 billion by $14.92 billion, the approximate aggregate liquidation preference of Public Preferred Depositary Shares outstanding), and multiplying (i) 34.35% by (ii) the outstanding number of Public Preferred Depositary Shares in each such series by (iii) the number of shares of common stock issuable in respect of each Public Preferred Depositary Share in such series, resulting in the following for each series:

a.	Series F: 34.35% x 81.6 million x 7.30769 shares of common stock per depositary share = approximately 205 million shares of common stock

b.	Series E: 34.35% x 6 million x 292.30769 shares of common stock per depositary share = approximately 602 million shares of common stock

c.	Series AA: 34.35% x 148.6 million x 7.30769 shares of common stock per depositary share = approximately 373 million shares of common stock

d.	Series T: 34.35% x 63.373 million x 13.0769 shares of common stock per depositary share = approximately 285 million shares of common stock

The Number of issued and outstanding shares of common stock after exercise of warrants to purchase shares of common stock at $0.01 per share was determined by the sum of (i) the number of issued and outstanding shares as of the Record Date and (ii) 790 million shares, representing the maximum number of shares of our common stock to be issued in connection with the warrants issued to the USG and Private Holders.

A similar calculation was used for each of the participation scenarios in the table above.

(3)	Equal to (Column B — Column A) / Column B, expressed as a percentage.

The warrants will expire if the Authorized Share Increase is approved. Therefore, as a result of the potential exercise of the warrants, shareholders may experience significant dilution if the Authorized Share Increase is not approved. The board of directors believes that the Authorized Share Increase is vital to put Citigroup in a position to implement the Exchange Offers and the USG/Private Holders Transactions and increase Citigroup’s TCE and TCE ratio.

Effect on voting power of holders of common stock.

The Interim Securities will generally vote together as one class with holders of the common stock, except as otherwise provided by applicable law. The Interim Securities will not, however, be entitled to vote on any of the Common Stock Amendments. Therefore, the conversion of the Interim Securities into shares of common stock will only affect the voting power of holders of common stock with respect to matters that as a matter of Delaware law require a class vote of holders of common stock in that the currently existing common stock may have the ability, in a class vote, to block the adoption of a proposal. After the conversion of the Interim Securities, the current holders of common stock would vote on such matters with the holders of common stock issued upon conversion of the Interim Securities.

After approval of the Authorized Share Increase and conversion of the Interim Securities into shares of common stock, we will have the following approximate numbers of shares of common stock issued and outstanding based on the levels of participation in our Exchange Offers indicated below:

Level of participation in the Exchange Offers(1)(2)	(A) Number of issued and outstanding shares of common stock as of the Record Date (millions of shares)	(B) Number of issued and outstanding shares of common stock after approval of the Authorized Share Increase and conversion of Interim Securities into shares of common stock (millions of shares)	(C) Approximate dilution of blocking power of issued and outstanding shares of common stock as of the Record Date (3)
25%	6,977.5	16,246.7	57.1%
50%	8,442.1	19,288.2	56.2%
66 2/3%	9,418.5	20,956.9	55.1%
75%	9,909.6	21,448.1	53.8%
100%	11,407.7	22,946.2	50.3%

(1)	The same assumptions and methods of calculation as set forth in footnotes (1)-(4) to the table on page 12 above apply to the levels of participation in the table above.
(2)	Each level of participation reflects (i) the conversion by the Private Holders of all 3,846 Interim Securities held by them into common stock at a conversion rate of 1,000,000 shares of common stock per Interim Security, and (ii) the conversion by the USG of all 3,846 Interim Securities held by it that were issued to the USG to match on a “dollar for dollar” basis the participation by the Private Holders, at the same conversion rate, resulting in an aggregate of 7,692,000 million shares of common stock issued to the Private Holders and the USG upon conversion of the Interim Securities. In addition, participation in the Exchange Offers by holders of the Public Preferred Depositary Shares will result in the issuance of additional Interim Securities to the USG, which will then be converted into common stock. In the case of the 25% participation level, participation by 34.35% of each series of Public Preferred Depositary Shares would result in the issuance to the USG of an additional approximately $5.125 billion of Interim Securities for the USG to match on a “dollar for dollar” basis the participation in the Exchange Offers, or approximately 1,577.7 additional Interim Securities, that have a liquidation preference of $3.25 million per Interim Security, which additional Interim Securities would convert into approximately 1,577.7 million shares of common stock. A similar calculation was used for each of the participation scenarios in the table above.
(3)	Equal to 1.00 – (Column A/Column B), expressed as a percentage. “Blocking power” refers to the power to block matters that pursuant to applicable law require a vote of holders of common stock voting as class without the Interim Securities.

Following approval of the Authorized Share Increase and conversion of the Interim Securities into common stock, and assuming 100% participation in the Exchange Offers, the holders of our common stock outstanding as of the Record Date will lose significant voting power with respect to their ability to veto matters that require a vote of holders of common stock voting as a class. However, as described above, if the Authorized Share Increase is not approved prior to the Trigger Date, the warrants will become exercisable to purchase 790 million shares of common stock at a significant discount to the current per-share price. Therefore, if these warrants are exercised, your voting power will decrease.

Significant Shareholders

The holders of our Interim Securities following the consummation of the USG/Private Holders Transactions will be the USG, the Government of Singapore Investment Corporation Pte Ltd., Capital Research Global Investors, Capital World Investors, the Kuwait Investment Authority, the New Jersey Division of Investment, HRH Prince Alwaleed Bin Talal Bin Abdulaziz Alsaud, Sanford Weill and the Weill Family Foundation. After the approval of the Authorized Share Increase and the conversion of the Interim Securities into shares of common stock, depending on the levels of participation in the Exchange Offers, some of these persons will be significant stockholders, and certain of these persons may hold more than 5% of our common stock.

The interests of these persons may differ from those of our other stockholders, and they may exercise their rights in ways that differ from your interests.

Authorized but Unissued Shares

In addition, after approval of the Authorized Share Increase and the conversion of the Interim Securities into shares of common stock, we will have the following approximate number of authorized but unissued shares, depending on the levels of participation in the Exchange Offers indicated below:

Level of participation in the Exchange Offers(1)	Number of authorized but unissued shares of common stock after approval of the Authorized Share Increase and conversion of Interim Securities into shares of common stock (millions of shares)
25%	43,753.3
50%	40,711.8
66 2/3%	39,043.1
75%	38,551.9
100%	37,053.8

(1)	The same assumptions and methods of calculation as set forth in footnotes (1) through (4) to the table on page 12 above apply to the levels of participation in the tables above and each amount was then subtracted from 60 billion, the number of shares of common stock that Citigroup would be authorized to issue after approval of the Authorized Share Increase.

Any authorized but unissued shares of common stock would be available for issuance at the discretion of the board of directors from time to time for corporate purposes subject to any shares reserved for issuance. We believe that the availability of the additional shares would provide us with additional flexibility to meet business and financing needs as they arise. However, if we issue any of the newly authorized shares, existing holders of our common stock may be diluted.

No Appraisal Rights

Under the DGCL and our restated certificate of incorporation, holders of our common stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Authorized Share Increase.

Required Vote and Recommendation

Under the DGCL and our restated certificate of incorporation, the affirmative written consent of holders of a majority of the shares of common stock outstanding as of the Record Date is required to approve the Authorized Share Increase. In connection with the Exchange Offers, the holders of Public Preferred Depositary Shares and Trust Preferred Securities participating in the Exchange Offers will have granted their Proxy Instructions with respect to the Authorized Share Increase in accordance with the procedures set forth in the Letter of Transmittal and following the Record Date, the shares of common stock issued in respect of such Public Preferred Depositary Shares and Trust Preferred Securities will be subject to an irrevocable proxy granted by the Voting Trustee in favor of the Authorized Share Increase.

The board unanimously recommends approval of the Authorized Share Increase.

REVERSE STOCK SPLIT

On [                    ], the board of directors adopted resolutions (1) declaring that an amendment to our restated certificate of incorporation to effect a reverse stock split, as described below, was advisable and (2) directing that a proposal to approve the Reverse Stock Split be submitted to the holders of our common stock for their written consent.

The form of the proposed amendment to Citigroup’s restated certificate of incorporation to effect the Reverse Stock Split is attached to this proxy statement as Annex B. If approved by our stockholders, the Reverse Stock Split would permit (but not require) the board of directors to effect a reverse stock split of our common stock at any time prior to June 30, 2010 at one of seven reverse split ratios, 1-for-2, 1-for-5, 1-for-10, 1-for-15, 1-for-20, 1-for-25 or 1-for-30, as determined by the board of directors in its sole discretion. We believe that leaving the ratio to the discretion of the board of directors (provided that it is one of the seven proposed ratios) will provide Citigroup with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders. In determining a ratio, if any, following the receipt of stockholder approval, the board of directors may consider, among other things, factors such as:

•	the historical trading price and trading volume of our common stock;

•

the number of shares of our common stock outstanding, including the number of shares of our common stock issued in the Exchange Offers and as a result of the conversion of the Interim Securities (if the Authorized Share Increase is approved);

•	the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;

•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

•	prevailing general market and economic conditions.

The board of directors reserves its right to elect to abandon the Reverse Stock Split, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of Citigroup and its stockholders.

Depending on the ratio for the Reverse Stock Split determined by the board of directors, two, five, ten, fifteen, twenty, twenty-five or thirty shares of existing common stock, as determined by the board of directors, will be combined into one share of common stock. The number of shares of common stock issued and outstanding will therefore be reduced, depending upon the reverse stock split ratio determined by the board of directors. The amendment to the restated certificate of incorporation that is filed to effect the Reverse Stock Split, if any, will include only the reverse split ratio determined by the board of directors to be in the best interests of stockholders and all of the other proposed amendments at different ratios will be abandoned.

If the Reverse Stock Split is effected, we will also proportionately reduce the number of authorized shares of our common stock, as described below in “—Authorized Shares.” Accordingly, we are also proposing to adopt amendments to our restated certificate of incorporation to reduce the total number of authorized shares of common stock, depending on the reverse split ratio determined by the board of directors. The amendment to the restated certificate of incorporation that is filed, if any, will include only the total number of authorized shares of common stock determined by the board of directors to be in the best interests of stockholders and all of the other proposed amendments for different numbers of authorized shares will be abandoned. If the board of directors abandons the Reverse Stock Split, it will also abandon the related reduction in the number of authorized shares.

The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing and effectiveness of a certificate of amendment to our restated certificate of incorporation with the Secretary of State of the State of Delaware. The exact timing of the filing of the Reverse Stock Split will be determined by the board of directors based on its evaluation as to when such action will be the most advantageous to Citigroup and its stockholders. In addition, the board of directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the certificate of amendment, the board of directors, in its sole discretion, determines that it is no longer in Citigroup’s best interests and the best interests of its stockholders to proceed with the Reverse Stock Split. If a certificate of amendment effecting the Reverse Stock Split has not been filed with the Secretary of State of the State of Delaware by the close of business on June 30, 2010, the board of directors will abandon the Reverse Stock Split.

To avoid the existence of fractional shares of our common stock, stockholders who would otherwise hold fractional shares as a result of the Reverse Stock Split will be entitled to receive cash (without interest) in lieu of such fractional shares from our transfer agent. The total amount of cash that will be paid to holders of fractional shares following the Reverse Stock Split will be an amount equal to the net proceeds (after customary brokerage commissions, other expenses and applicable withholding taxes) attributable to the sale of such fractional shares following the aggregation and sale by our transfer agent of all fractional shares otherwise issuable. Holders of fractional shares as a result of the Reverse Stock Split will be paid such proceeds on a pro rata basis, depending on the fractional amount of shares that they owned.

Background and Reasons for the Reverse Stock Split

The board authorized the reverse split of our common stock with the primary intent of increasing its price to make it more attractive to a broader range of institutional and other investors. In addition to increasing the price of our common stock, the Reverse Stock Split would also reduce certain of our costs, such as NYSE listing fees. Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in Citigroup’s and our stockholders’ best interests.

We believe that the Reverse Stock Split will make our common stock more attractive to a broader range of institutional and other investors, as we have been advised that the current market price of our common stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that the Reverse Stock Split will make our common stock a more attractive and cost effective investment for many investors, which will enhance the liquidity of the holders of our common stock.

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Stock Split or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

In addition to increasing the price of our common stock, we believe that a Reverse Stock Split will provide Citigroup and its stockholders with other benefits. Currently, the fees that we pay to list our shares on the NYSE are based on the number of shares we have outstanding. Also, the fees that we pay for custody and clearing services, the fees that we pay to the SEC to register securities for issuance and the costs of our proxy solicitations are all based on or related to the number of shares being held, cleared or registered as applicable. Reducing the number of shares that are outstanding and that will be issued in the future will reduce the amount of fees and tax that we pay to these organizations and agencies, as well as other organizations and agencies that levy charges based on the number of shares rather than the value of the shares.

Effect of the Proposal on Holders of Outstanding Common Stock

Shares of common stock issued and outstanding prior to the Exchange Offers, as well as shares of common stock issued in exchange for Public Preferred Depositary Shares or Trust Preferred Securities in connection with the Exchange Offers, will be affected by the Reverse Stock Split as common stock. Therefore, the number of shares of common stock that will be affected by the Reverse Stock Split depends on the number of Public Preferred Depositary Shares and Trust Preferred Securities that are tendered and accepted for exchange into common stock in connection with the Exchange Offers. The table below shows the approximate number of shares of common stock that will be affected by the Reverse Stock Split, assuming the Authorized Share Increase is approved and conversion of the Interim Securities, and depending on the levels of participation in the Exchange Offers indicated below:

Level of participation in the Exchange Offers(1)(2)	Number of shares of common stock that will be affected by the Reverse Stock Split (millions of shares)
25%	16,246.7
50%	19,288.2
66 2/3%	20,956.9
75%	21,448.1
100%	22,946.2

(1)	The same assumptions and methods of calculation as set forth in footnotes (1) through (4) to the table on page 12 above apply to the levels of participation in the table above.
(2)	In the case of the 25% participation scenario, the number of shares of common stock that will be affected by the Reverse Stock Split was determined by calculating the pro rata participation rate for each series of Public Preferred Depositary Shares (which is 34.35%, calculated by dividing $5.125 billion by $14.92 billion, the approximate aggregate liquidation preference of Public Preferred Depositary Shares outstanding), and multiplying (i) 34.35% by (ii) the outstanding number of Public Preferred Depositary Shares in each such series by (iii) the number of shares of common stock issuable in respect of each Public Preferred Depositary Share in such series. The result of this calculation was added to the number of shares of common stock to be issued upon conversion of the Interim Securities assuming the Authorized Share Increase is approved and the number of shares of common stock outstanding prior to the exchange offers. This results in the sum of the following number of shares:

a.	Series F: 34.35% x 81.6 million x 7.30769 shares of common stock per depositary share = approximately 205 million shares of common stock
b.	Series E: 34.35% x 6 million x 292.30769 shares of common stock per depositary share = approximately 602 million shares of common stock
c.	Series AA: 34.35% x 148.6 million x 7.30769 shares of common stock per depositary share = approximately 373 million shares of common stock
d.	Series T: 34.35% x 63.373 million x 13.0769 shares of common stock per depositary share = approximately 285 million shares of common stock
e.	Interim Securities: ($12.5 billion Interim Securities for Private Holders + $12.5 billion matching USG Interim Securities for Private Holders exchange + 25% x $20.5 billion USG Interim Securities for Public Exchange) / $3.25 conversion price = approximately 9,269 million shares of common stock
f.	Shares outstanding prior to completion of the exchange offers: approximately 5,513 million

A similar calculation was used for each of the participation scenarios in the table above.

Depending on the ratio for the Reverse Stock Split determined by the board of directors, two, five, ten, fifteen, twenty, twenty-five or thirty shares of existing common stock, as determined by the board of directors, will be combined into one new share of common stock. The number of shares of common stock issued and outstanding will therefore be reduced, depending upon the reverse stock split ratio determined by the board of directors. The table below shows the number of authorized and issued (or reserved for issuance) shares of common stock that will result from the listed hypothetical reverse stock split ratios (without giving effect to the treatment of fractional shares), assuming the Authorized Share Increase is approved and conversion of the Interim Securities, and depending on the levels of participation in the Exchange Offers indicated below:

Level of participation in the Exchange Offers(1)	Approximate number of shares of common stock outstanding plus shares of common stock reserved for issuance following the Reverse Stock Split (millions of shares)
	1 for 2	1 for 5	1 for 10	1 for 15	1 for 20	1 for 25	1 for 30
25%	8,123.4	3,249.3	1,624.7	1,083.1	812.3	649.9	541.6
50%	9,644.1	3,857.6	1,928.8	1,285.9	964.4	771.5	642.9
66 2/3%	10,478.5	4,191.4	2,095.7	1,397.1	1,047.8	838.3	698.6
75%	10,724.0	4,289.6	2,144.8	1,429.9	1,072.4	857.9	714.9
100%	11,473.1	4,589.2	2,294.6	1,529.7	1,147.3	917.8	764.9

(1)	Calculated by applying the applicable Reverse Stock Split ratio to the numbers derived in the immediately preceding table.

The actual number of shares outstanding after giving effect to the Reverse Stock Split, if implemented, will depend on the reverse stock split ratio that is ultimately determined by the board of directors, whether the Authorized Share Increase is approved, and, because the ratios at which Public Preferred Depositary Shares or Trust Preferred Securities are exchanged for shares of common stock varies depending on the series of Public Preferred Depositary Shares or Trust Preferred Securities, the relative proportions of each series of Public Preferred Depositary Shares or Trust Preferred Securities that are tendered and accepted for exchange in connection with the Exchange Offers.

If approved and effected, the Reverse Stock Split will be realized simultaneously and in the same ratio for all of our common stock. The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in Citigroup, except that as described below in “—Fractional Shares,” holders of common stock otherwise entitled to a fractional share as a result of the Reverse Stock Split will receive a cash payment in lieu of such fractional share. These cash payments will reduce the number of post-Reverse Stock Split holders of our common stock to the extent there are currently stockholders who would otherwise receive less than one share of common stock after the Reverse Stock Split. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Effective Time, our common stock will have new Committee on Uniform Securities Identification Procedures (CUSIP) numbers, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below.

Beneficial Holders of Common Stock (i.e. stockholders who hold in street name)

Upon the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split and making payment for fractional shares. If a stockholder holds shares of our common stock with a bank, broker, custodian or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian or other nominee.

Registered “Book-Entry” Holders of Common Stock (i.e. stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

If a stockholder holds registered shares in book-entry form with the transfer agent, they will be sent a transmittal letter by our transfer agent after the Effective Time and will need to return a properly completed and duly executed transmittal letter in order to receive any cash payment in lieu of fractional shares or any other distributions, if any, that may be declared and payable to holders of record following the Reverse Stock Split.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our common stock in certificated form will be sent a transmittal letter by the transfer agent after the Effective Time. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our common stock (the Old Certificates) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split common stock (the New Certificates). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of common stock that they are entitled as a result of the Reverse Stock Split. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split common stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s). If a stockholder is entitled to a payment in lieu of any fractional share interest, such payment will be made as described below under “—Fractional Shares.”

Stockholders should not destroy any stock certificate(s) and should not submit any stock certificate(s) until requested to do so.

Fractional Shares

We do not currently intend to issue fractional shares in connection with the Reverse Stock Split. Therefore, we do not expect to issue certificates representing fractional shares. Stockholders who would otherwise hold fractional shares because the number of shares of common stock they hold before the Reverse Stock Split is not evenly divisible by the split ratio ultimately determined by the board of directors will be entitled to receive cash (without interest and subject to applicable withholding taxes) in lieu of such fractional shares from our transfer agent. Our transfer agent will aggregate all fractional shares following the Reverse Stock Split and sell them into the market. The total amount of cash that will be paid to holders of fractional shares following the Reverse Stock Split will be an amount equal to the net proceeds (after customary brokerage commissions and other expenses) attributable to such sale. Holders of fractional shares as a result of the Reverse Stock Split will be paid such proceeds on a pro rata basis, depending on the fractional amount of shares that they owned.

If a stockholder who holds shares beneficially (i.e. in street name) is entitled to a payment in lieu of any fractional share interest, a check will be mailed to the stockholder’s registered address as soon as practicable after the Effective Time and after the stockholder has submitted an executed transmittal letter. If a stockholder who holds shares in certificated form is entitled to a payment in lieu of any fractional share interest, the stockholder will receive a check as soon as practicable after the Effective Time and after the stockholder has submitted an executed transmittal letter and surrendered all Old Certificates, as described above in “—Holders of Certificated Shares of Common Stock.” By signing and cashing the check, stockholders will warrant that they owned the shares of common stock for which they received a cash payment. The cash payment is subject to applicable federal and state income tax and state abandoned property laws. Stockholders will not be entitled to receive interest for the period of time between the Effective Time and the date payment is received.

Authorized Shares

If and when the board of directors elects to effect the Reverse Stock Split, we will also reduce the number of authorized shares of common stock in proportion to the reverse stock split ratio. The reduction in the number of authorized shares would be effected by the filing of the certificate of amendment to our restated certificate of incorporation, as discussed above. The table below shows the number to which authorized shares of common stock will be reduced resulting from the listed hypothetical reverse stock split ratios indicated below:

	Number of authorized shares of common stock following the Reverse Stock Split (millions of shares)
	If the Authorized Share Increase is approved	If the Authorized Share Increase is not approved
1 for 2	30,000	7,500
1 for 5	12,000	3,000
1 for 10	6,000	1,500
1 for 15	4,000	1,000
1 for 20	3,000	750
1 for 25	2,400	600
1 for 30	2,000	500

The actual number of authorized shares after giving effect to the Reverse Stock Split, if implemented, will depend on the reverse stock split ratio that is ultimately determined by the board of directors and whether the Authorized Share Increase is approved.

As a result of the reduction in authorized shares of common stock, the same proportion of authorized but unissued shares to shares authorized and issued (or reserved for issuance) would be maintained if the board of directors elects to effect the Reverse Stock Split. The table below shows the total number of authorized but unissued shares of common stock that will result from the capital reduction resulting from the listed hypothetical reverse stock split ratios (without giving effect to the treatment of fractional shares), assuming approval of the Authorized Share Increase and conversion of the Interim Securities, and depending on the levels of participation in the Exchange Offers:

Level of participation in the Exchange Offers(1)	Approximate number of authorized but unissued shares of common stock following the Reverse Stock Split (millions of shares)
	1 for 2	1 for 5	1 for 10	1 for 15	1 for 20	1 for 25	1 for 30
25%	21,876.6	8,750.7	4,375.3	2,916.9	2,187.7	1,750.1	1,458.4
50%	20,355.9	8,142.4	4,071.2	2,714.1	2,035.6	1,628.5	1,357.1
75%	19,521.5	7,808.6	3,904.3	2,602.9	1,952.2	1,561.7	1,301.4
66.67%	19,276.0	7,710.4	3,855.2	2,570.1	1,927.6	1,542.1	1,285.1
100%	16,526.9	7,410.8	3,705.4	2,470.3	1,852.7	1,482.2	1,235.1

(1)	The approximate number of authorized but unissued shares of common stock following the Reverse Stock Split was calculated by subtracting the number of shares of common stock outstanding plus shares of common stock reserved for issuance (as described on page 21) from the number of authorized shares of common stock following the Reverse Stock Split (as described in the previous table).

The actual number of authorized but unissued shares after giving effect to the Reverse Stock Split, if implemented, will depend on the reverse stock split ratio that is ultimately determined by the board of directors and whether the Authorized Share Increase is approved, and, because the ratios at which Public Preferred Depositary Shares and Trust Preferred Securities are exchanged for shares of common stock varies depending on the series of Public Preferred Depositary Shares or Trust Preferred Securities, the relative proportions of each series of Public Preferred Depositary Shares and Trust Preferred Securities that are tendered and accepted for exchange in connection with the Exchange Offers. If the Reverse Stock Split is abandoned by the board of directors, we will also abandon the reduction in the number of authorized shares.

Effect of the Proposal on Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Based upon the reverse stock split ratio determined by the board of directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of common stock including any Interim Securities or warrants issued in the USG/Private Holders Transactions that remain outstanding. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares deliverable upon settlement or vesting of restricted stock awards and units will be similarly adjusted. The number of shares reserved for issuance pursuant to these securities will be reduced proportionately based upon the reverse stock split ratio determined by the board of directors.

Accounting Matters

The proposed amendments to our restated certificate of incorporation will not affect the par value of our common stock per share, which will remain at $0.01. As a result, as of the Effective Time, the stated capital attributable to common stock on our balance sheet will be reduced proportionately based on the reverse stock split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our common stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our common stock (a U.S. holder). This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment).

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the IRC), Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

Each prospective investor should consult its own tax advisor regarding the U.S. federal, state, local, and foreign income and other tax consequences of the Reverse Stock Split.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

U.S. Holders

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, except as described below with respect to cash in lieu of fractional shares, no gain or loss will be recognized upon the Reverse Stock Split. Accordingly, the aggregate tax basis in the common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis in the common stock surrendered (excluding the portion of the tax basis that is allocable to any fractional share), and the holding period for the common stock received should include the holding period for the common stock surrendered.

A U.S. holder who receives cash in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. holder’s tax basis in the shares of our common stock surrendered that is allocated to such fractional share of our common stock. Such capital gain or loss should be long term capital gain or loss if the U.S. holder’s holding period for our common stock surrendered exceeded one year at the Effective Time. The deductibility of net capital losses by individuals and corporations is subject to limitations.

U.S. Information Reporting and Backup Withholding. Information returns generally will be required to be filed with the Internal Revenue Service ( IRS) with respect to the receipt of cash in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split in the case of certain U.S. holders. In addition, U.S. holders may be subject to a backup withholding tax (at the current applicable rate of 28%) on the payment of such cash if they do not provide their taxpayer identification numbers in the manner required or otherwise fail to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the U.S. holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS.

Non-U.S. Holders

The discussion in this section is addressed to “non-U.S. holders.” A non-U.S. holder is a beneficial owner of our common stock who is a foreign corporation or a non-resident alien individual.

Generally, non-U.S. holders will not recognize any gain or loss upon the Reverse Stock Split. In particular, gain or loss will not be recognized with respect to cash received in lieu of a fractional share provided that (a) such gain or loss is not effectively connected with the conduct of a trade or business in the United States (or, if certain income tax treaties apply, is not attributable to a non-U.S. holder’s permanent establishment in the United States), (b) with respect to non-U.S. holders who are individuals, such non-U.S. holders are present in the United States for less than 183 days in the taxable year of the Reverse Stock Split and other conditions are met, and (c) such non-U.S. holders comply with certain certification requirements.

U.S. Information Reporting and Backup Withholding Tax. In general, backup withholding and information reporting will not apply to payment of cash in lieu of a fractional share of our common stock to a non-U.S. holder pursuant to the Reverse Stock Split if the non-U.S. holder certifies under penalties of perjury that it is a non-U.S. holder and the applicable withholding agent does not have actual knowledge to the contrary. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the non-U.S. holder’s U.S. federal income tax liability, if any, provided that certain required information is timely furnished to the IRS. In certain circumstances the amount of cash paid to a non-U.S. holder in lieu of a fractional share of our common stock, the name and address of the beneficial owner and the amount, if any, of tax withheld may be reported to the IRS.

No Appraisal Rights

Under the DGCL and our restated certificate of incorporation, holders of our common stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Reverse Stock Split.

Required Vote and Recommendation

Under the DGCL and our restated certificate of incorporation, the affirmative written consent of holders of a majority of the shares of common stock outstanding as of the Record Date is required to approve the Reverse Stock Split. In connection with the Exchange Offers, the holders of Public Preferred Depositary Shares and Trust Preferred Securities participating in the Exchange Offers will have granted their Proxy Instructions with respect to the Reverse Stock Split in accordance with the procedures set forth in the Letter of Transmittal and following the Record Date, the shares of common stock issued in respect of such Public Preferred Depositary Shares and Trust Preferred Securities will be subject to an irrevocable proxy granted by the Voting Trustee in favor of the Reverse Stock Split.

The board unanimously recommends approval of the Reverse Stock Split.

PREFERRED STOCK CHANGE

On [                    ], 2009, the board of directors adopted resolutions (1) declaring that an amendment to Citigroup’s restated certificate of incorporation to eliminate certain voting rights of shares of common stock, as described below, and (2) directing that a proposal to approve the Preferred Stock Change be submitted to holders of our common stock for their written consent.

The form of the proposed amendment to our restated certificate of incorporation to effect the Preferred Stock Change is attached as Annex C. The Preferred Stock Change would eliminate the voting rights of shares of common stock with respect to any amendment to the restated certificate of incorporation (including any certificate of designation related to any series of preferred stock) that relates solely to the terms of one or more outstanding series of preferred stock, if such series of preferred stock is entitled to vote, either separately or together as a class with the holders of one or more other such series, on such amendment. The Preferred Stock Change only affects the rights of our common stock. Shares of common stock issued and outstanding prior to the Exchange Offers, as well as shares of common stock issued in exchange for Public Preferred Depositary Shares or Trust Preferred Securities in connection with the Exchange Offers, will be affected by the Preferred Stock Change as common stock. Therefore, the number of shares of common stock that will be affected by the Preferred Stock Change depends on the number of Public Preferred Depositary Shares and Trust Preferred Securities that are tendered and accepted for exchange into common stock in connection with the Exchange Offers. The table below shows the approximate number of shares of common stock that will be affected by the Preferred Stock Change, assuming that the Authorized Share Increase is approved and the Interim Securities are converted into common stock, and depending on the levels of participation in the Exchange Offers indicated below:

Level of participation in the Exchange Offers(1)	Number of shares of common stock that will be affected by the Preferred Stock Change assuming the Authorized Share Increase is approved (millions of shares)
25%	16,246.7
50%	19,288.2
66 2/3%	20,956.9
75%	21,448.1
100%	22,946.2

(1)	The same assumption and method of calculation set forth in footnotes (1) and (2) to the table on page 20 above apply to the levels of participation in the table above.

Background and Reasons for the Preferred Stock Change

Pursuant to Article Fourth, subsection E of Citigroup’s restated certificate of incorporation, the holders of shares of our common stock are currently entitled to vote on any amendments to our restated certificate of incorporation, including any amendment to a certificate of designation related to a series of preferred stock. In addition, pursuant to Section 242(b) of the DGCL, we are required to seek the approval of a majority of the holders of each class of stock eligible to vote, whether through a meeting or by written consent, to make any such changes to our restated certificate of incorporation. Therefore, we are required to engage in a lengthy proxy solicitation and incur the costs of holding a meeting of holders of common stock or soliciting their written consents to make changes to our restated certificate of incorporation, even if these changes are only being made to certificates of designation for preferred stock adopted by the board of directors pursuant to discretion granted to it in our restated certificate of incorporation.

In addition, we believe that allowing the board of directors the discretion and flexibility to adopt amendments to our restated certificate of incorporation (including certificates of designation for a series of preferred stock) that relate solely to the terms of preferred stock with only the consent of the board and the holders of such series of preferred stock is important and consistent with the board of directors’ discretion and flexibility to adopt a certificate of designation and create a new series of preferred stock without the approval of the holders of common stock. Accordingly, the board of directors recommends that you give your proxy authorizing the individuals designated by Citigroup to execute a written consent in favor of the Preferred Stock Change.

Effect of the Proposal on Stockholders

Currently, Citigroup’s restated certificate of incorporation provides that the holders of outstanding shares of common stock have voting power for the election of directors and for “all other purposes.” Pursuant to Section 242(b)(1) of the DGCL, any changes to Citigroup’s restated certificate of incorporation must be approved by “a majority of the outstanding stock entitled to vote thereon, and a majority of the outstanding stock of each class entitled to vote thereon as a class.”

If the Preferred Stock Change is approved, we would file a certificate of amendment to our restated certificate of incorporation with the Secretary of State of the State of Delaware providing that the holders of common stock will not be entitled to vote with respect to any amendment to the restated certificate of incorporation (including any certificate of designation related to any series of preferred stock) that relates solely to the terms of one or more outstanding series of preferred stock, if such series of preferred stock is entitled to vote, either separately or together as a class with the holders of one or more other such series of affected preferred stock.

Therefore, holders of common stock would no longer be entitled to vote on or consent to, and we would not be required to seek their vote on or consent to, any changes to our restated certificate of incorporation or certificates of designation that relate solely to the terms of the preferred stock, so long as the holders of affected preferred stock are entitled to vote or consent to such changes. Holders of common stock would retain the power to vote on or consent to all other matters that they are currently entitled to vote or consent on, including the election of directors.

No Appraisal Rights

Under the DGCL and our restated certificate of incorporation, holders of our common stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Preferred Stock Change.

Required Vote and Recommendation

Under the DGCL and our restated certificate of incorporation, the affirmative written consent of holders of a majority of the shares of common stock outstanding as of the Record Date is required to approve the Preferred Stock Change. In connection with the Exchange Offers, the holders of Public Preferred Depositary Shares and Trust Preferred Securities participating in the Exchange Offers will have granted their Proxy Instructions with respect to the Preferred Stock Change in accordance with the procedures set forth in the Letter of Transmittal and following the Record Date, the shares of common stock issued in respect of such Public Preferred Depositary Shares and Trust Preferred Securities will be subject to an irrevocable proxy granted by the Voting Trustee in favor of the Preferred Stock Change.

The board unanimously recommends approval of the Preferred Stock Change.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Citigroup has long encouraged stock ownership by its directors, officers and employees to align their interests with the long-term interests of stockholders. As part of our commitment to aligning employee and stockholder interests, members of the management executive committee and members of the board of directors have agreed to hold 75% of the shares of common stock they acquire through Citigroup’s equity programs as long as they remain subject to the stock ownership commitment. Senior leadership committee members have agreed to hold 50% of the shares of common stock they acquire through Citigroup’s equity programs as long as they remain subject to the stock ownership commitment. Exceptions to the stock ownership commitment include gifts to charity, certain estate planning transactions, and certain other limited circumstances. In addition, the commitment relates to the net number of shares received in connection with the exercise of stock options or paying withholding taxes under other equity compensation programs.

The following tables show the beneficial ownership of Citigroup common stock and preferred stock by our directors and certain executive officers as of the close of business on April 21, 2009:

Name	Position	Amount and Nature of Beneficial Ownership
		Common Stock Beneficially Owned Excluding Options	Stock Options Exercisable Within 60 Days of April 1, 2009(1)	Total Common Stock Beneficially Owned(1)
C. Michael Armstrong	Director	163,022	30,497	193,519
Ajaypal Banga	Chief Executive Officer, Asia	770,248	231,504	1,001,752
Alain J.P. Belda	Director	98,204	52,350	150,374
Gary Crittenden	Chairman, Citi Holdings	488,761	0	488,761
John M. Deutch	Director	145,720	26,639	172,359
James A. Forese	Co-Head, Global Capital Markets & Banking Institutional Clients Group	1,809,500	261,628	2,071,128
Jerry S. Grundhofer	Director	24,789	0	24,789
Edward Kelly	Chief Financial Officer	759,881	0	759,881
Andrew N. Liveris	Director	39,410	19,792	59,202
Anne M. Mulcahy	Director	53,066	0	53,066
Michael E. O’Neill	Director	0	0	0
Vikram S. Pandit	Chief Executive Officer	1,707,503	750,000	2,457,503
Richard D. Parsons	Chairman	151,348	55,747	207,095
Lawrence R. Ricciardi	Director	36,256	0	36,256
Judith Rodin	Director	53,879	17,473	71,352
Robert L. Ryan	Director	52,917	0	52,917
Anthony M. Santomero	Director	0	0	0
William S. Thompson	Director	14,942	0	14,942
Stephen R. Volk	Vice Chairman	884,625	0	884,625
All directors and executive officers as a group (30 persons)		16,019,974	2,421,946	18,441,919

(1)	The share numbers in these columns have been restated to reflect equitable adjustments made to all Citigroup options outstanding on August 20, 2002 in respect of the distribution to all stockholders of shares of Travelers Property Casualty Corp. For each option grant, the number of options was increased by a factor of 1.0721990 and the exercise price was decreased by a factor of .9326627. The expiration and vesting dates of each option did not change.

Name	Position	Amount of Beneficial Ownership
		Title of Securities Represented by Public Preferred Depositary Shares	Number of Public Preferred Depositary Shares Beneficially Owned
C. Michael Armstrong	Director	Series F Preferred Stock	27,700
John M. Deutch	Director	Series F Preferred Stock	11,000
Vikram S. Pandit	Chief Executive Officer	Series F Preferred Stock	50,000
		Series AA Preferred Stock	50,000
Brian Leach	Chief Risk Officer	Series F Preferred Stock	30,000

As of the close of business on April 21, 2009, no director or executive officer owned as much as 1% of Citigroup’s common stock. As of the close of business on April 21, 2009, all of the directors and executive officers as a group beneficially owned approximately 0.3345% of Citigroup’s common stock.

Of the shares of our common stock shown in the table on the preceding page, all of which are deemed to be beneficially owned under rules promulgated by the Securities and Exchange Commission (SEC), some portion may not be held directly by the director or executive officer. The following table details the various forms in which directors or executive officers indirectly hold shares. Such indirectly-held shares may be shares:

•	for which receipt has been deferred under certain deferred compensation plans,

•	held as a tenant-in-common with a family member or trust or owned by a family member,

•	held by a trust for which the director or executive officer is a trustee but not a beneficiary or held by a mutual fund which invests substantially all of its assets in Citigroup stock, or

•

for which the director or executive officer has direct or indirect voting power but not dispositive power, or for which the director or executive officer has direct or indirect voting power but that are subject to restrictions on disposition, as shown in the following table:

Director/Officer	Receipt Deferred	Owned by or Tenant-in-Common with Family Member, Trust or Mutual Fund		Voting Power, but not Dispositive Power	Restricted or Deferred Shares Subject to Restrictions on Disposition
C. Michael Armstrong	157,277	15,150	(1)	0	0
Ajaypal Banga	0	50,701		0	593,275
Alain J.P. Belda	93,024	0		0	0
Gary Crittenden	0	0		0	256,124
John M. Deutch	80,766	0		0	0
James A. Forese	0	0		0	995,048
Jerry S. Grundhofer	0	24,789		0	0
Edward Kelly	0	0		0	654,800
Andrew N. Liveris	36,180	1,200		0	0
Anne M. Mulcahy	53,008	59		0	0
Michael E. O’Neill	0	0		0	0
Vikram S. Pandit	0	0		0	797,474
Richard D. Parsons	109,365	0		0	0
Lawrence R. Ricciardi	36,256	0		0	0
Judith Rodin	51,658	2,221		0	0
Robert L. Ryan	39,412	0		0	0
Anthony M. Santomero	0	0		0	0
William S. Thompson	0	0		0	0
Stephen R. Volk	0	1,100		0	644,818
All directors and executive officers as a group (30 persons)	656,945	182,225		0	8,159,329

(1)	Disclaims beneficial ownership.

Owners of 5% or more of our common stock

The following table shows the beneficial ownership of Citigroup common stock by each person known by Citigroup to beneficially own more than 5% of the outstanding shares of common stock as of the close of business on December 31, 2008.

Common Stock*

Identity of Group or Owner	Shares Beneficially Owned		Percentage Owned
State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
• As custodian for the Citigroup 401K Plans	91,555,628	(1)	1.7%
• As trustee or discretionary advisor for certain unaffiliated accounts and collective investment funds	245,293,611	(2)	4.5%

Total	336,849,239		6.2%

(1)	This information is as of December 31, 2008 and was provided by State Street. Under our 401K plan, participants have the right to direct the voting by State Street of shares of common stock. State Street is generally obligated to vote shares for which it has not received voting instructions in the same proportion as shares for which it has received voting instructions. On February 22, 2009, there were 96,329,650 shares beneficially owned by the 401K plans.
(2)	This information is as of December 31, 2008 and was obtained from a Schedule 13G filed with the SEC on February 17, 2009 by State Street. State Street has sole voting power and shared dispositive power over these shares.
*	In 2008 and 2009, Citigroup issued to the U.S. Treasury warrants to purchase 465,117,176 shares of common stock, of which warrants to purchase 360,075,159 shares of common stock are exercisable within 60 days. The exercise prices for the warrants are $10.61 and $17.85. The warrants exercisable within 60 days represent approximately 6.2% of Citigroup’s voting stock. However, none of the warrants have been exercised and the exercise prices are above Citigroup’s closing price on May 11, 2009 of $3.86. See Citigroup’s Annual Report on Form 10-K for the year ended December 31, 2008 filed on February 27, 2009 for additional information.

OTHER MATTERS

Submission of Future Stockholder Proposals

The next annual meeting of stockholders of Citigroup will be in 2010. Under SEC rules, a stockholder who intends to present a proposal at the 2010 annual meeting of stockholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal in writing to the Corporate Secretary of Citigroup at 399 Park Avenue, New York, NY 10043. The proposal must be received no later than November 13, 2009.

Stockholders who do not wish to follow the SEC rules in proposing a matter for action at the 2010 annual meeting must notify Citigroup in writing of the information required by the provisions of Citigroup’s by-laws dealing with stockholder proposals. The notice must be delivered to Citigroup’s Corporate Secretary between December 22, 2009 and January 21, 2010. You can obtain a copy of Citigroup’s by-laws by writing to the Corporate Secretary at the above address.

Householding

Under SEC rules, a single set of annual reports and proxy statements may be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. In accordance with a notice sent to certain stockholders who shared a single address, only one annual report and proxy statement will be sent to that address unless any stockholder at that address requested that multiple sets of documents be sent. However, if any stockholder who agreed to householding wishes to receive a separate annual report or proxy statement in the future, he or she may telephone toll-free 1-800-542-1061 or write to Broadridge Financial Services, Inc., Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Stockholders sharing an address who wish to receive a single set of reports may do so by contacting their banks or brokers, if they are beneficial holders, or by contacting Broadridge at the telephone number or the address set forth above, if they are record holders.

Cost of Proxy Solicitation

Citigroup pays the cost of soliciting proxies. In addition to soliciting proxies by mail, Citigroup may solicit proxies by personal interview, telephone and similar means. No director, officer or employee of Citigroup will be specially compensated for these activities. Citigroup also intends to request that brokers, banks and other nominees solicit proxies from their principals and will pay the brokers, banks and other nominees certain expenses they incur for such activities. Citigroup has retained Morrow & Co., LLC, a proxy soliciting firm, to assist in the solicitation of proxies, for an estimated fee of $50,000 plus reimbursement of certain out-of-pocket expenses.

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following selected unaudited pro forma financial information has been presented to give effect to and show the pro forma impact of the Exchange Offers and the USG/Private Holders Transactions on Citigroup’s balance sheet as of March 31, 2009, and also describes the impact of the Exchange Offers and the USG/Private Holders Transactions on Citigroup’s earnings for the fiscal year ended December 31, 2008 and for the quarter ended March 31, 2009.

The unaudited pro forma financial information is presented for illustrative purposes only and does not necessarily indicate the financial position or results that would have been realized had the Exchange Offers and the USG/Private Holders Transactions been completed as of the dates indicated or that will be realized in the future when and if the Exchange Offers and the USG/Private Holders Transactions are consummated. The selected unaudited pro forma financial information has been derived from, and should be read in conjunction with Citigroup’s historical consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2008 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 filed with the SEC, which are incorporated by reference into this document.

Unaudited Pro Forma Balance Sheets

The unaudited pro forma consolidated balance sheets of Citigroup as of March 31, 2009 have been presented as if the Exchange Offers and the USG/Private Holders Transactions had been completed on March 31, 2009. We have shown the pro forma impact of a “High Participation Scenario” and a “Low Participation Scenario” prepared using the assumptions set forth below. In both scenarios, we have assumed stockholders have approved the Authorized Share Increase. In the event the stockholders do not approve the Authorized Share Increase within six months of issuance of the warrants, the warrants issued to the USG and Private Holders will become immediately exercisable for an additional 790 million shares of our common stock. The exercise of these warrants will result in additional dilution to the existing shareholders with a corresponding increase to stockholders’ equity equal to the exercise price of the warrants times the number of shares issued. In addition, if the stockholders do not approve the Authorized Share Increase within six months, the Interim Securities will remain outstanding and will automatically convert into common stock upon approval of the Authorized Share Increase, even if approved at a later date, resulting in further dilution to the existing common shareholders. Furthermore, if the Authorized Share Increase is not approved within six months of the issuance of the Interim Securities, each Interim Security will accrue cumulative dividends equal to the greater of (x) 9% (increasing by 2 percentage points each quarter up to a cap of 19%) and (y) the dividend actually paid on the number of shares of common stock into which such Interim Security is convertible. The dividends will decrease net income available to the common shareholders.

The “High Participation Scenario” assumes (i) the exchange of all outstanding shares of Series A1, B1, C1, D1, J1, K1, L2 and N1 convertible preferred stock held by the Private Holders ($12.5 billion aggregate liquidation preference) and holders of all outstanding shares of Series T Public Preferred Stock ($3.169 billion aggregate liquidation preference) into common stock, (ii) the exchange of all outstanding shares of Series E, F and AA Public Preferred Stock ($11.755 billion aggregate liquidation preference) into common stock, (iii) the exchange of all outstanding shares of Series H preferred stock held by the U.S. Treasury ($25 billion aggregate liquidation preference) into common stock, (iv) the conversion of all outstanding shares of Series G and I preferred stock held by the U.S. Treasury and the FDIC ($27.059 billion aggregate liquidation preference) into newly issued 8% trust preferred securities and (v) the exchange of $5.576 billion aggregate liquidation amount of Trust Preferred Securities into Common Stock.

The “Low Participation Scenario” assumes (i) the exchange of all outstanding shares of Series A1, B1, C1, D1, J1, K1, L2 and N1 convertible preferred stock held by the Private Holders ($12.5 billion aggregate liquidation preference) into common stock, (ii) the exchange of 50% of the outstanding shares of Series H preferred stock held by the U.S. Treasury ($12.5 billion aggregate liquidation preference) into common stock,

(iii) the exchange of 50% of the outstanding shares of Series H preferred stock held by the U.S. Treasury ($12.5 billion aggregate liquidation preference) and all outstanding shares of Series I and G preferred stock held by the U.S. Treasury and the FDIC ($27.059 billion aggregate liquidation preference, for a total of $39.5 billion aggregate liquidation preference) into new 8% trust preferred securities, (iv) none of the outstanding shares of Series E, F and AA Public Preferred Stock ($11.755 billion aggregate liquidation preference) or outstanding shares of Series T Public Preferred Stock ($3.169 billion aggregate liquidation preference), are exchanged for common stock and (v) none of the Trust Preferred Securities are exchanged for common stock.

If the Exchange Offers are not viewed favorably by the marketplace and Citigroup’s stockholders, participation of the holders of Subject Securities is expected to be low. As a result, the Low Participation Scenario assumes no Public Preferred Depositary Shares or Trust Preferred Securities are tendered for exchange.

The pro forma impact to stockholders’ equity, additional paid-in capital and retained earnings generated by the Exchange Offers and the USG/Private Holders Transactions in both the High Participation Scenario and the Low Participation Scenario were determined based on $2.53, the closing price of Citigroup’s common stock on March 31, 2009 on the NYSE. The actual determination will be made using the closing price of Citigroup’s common stock on the NYSE on the day the investors and Citigroup are legally committed to the exchange (commitment date).

If the price of common stock on the commitment date is greater than $2.53, there will be an increase in additional paid-in capital and decrease in net income available to common shareholders, earnings per share and retained earnings relative to the pro forma financial statement information set forth below. Conversely, if the common stock price on the commitment date is less than $2.53, there will be a decrease in additional paid-in capital and increase in net income available to common shareholders, earnings per share and retained earnings relative to the pro forma financial statement information.

If the estimated fair value of the new 8% trust preferred securities is greater than the value used in the following pro forma statements, the positive impact on retained earnings will be lower and the amount of deferred tax liabilities created by the Exchange Offers and the USG/Private Holders Transactions will also be lower. Conversely, if the estimated fair value of the new 8% trust preferred securities is lower than the value used in the following pro forma statements, the positive impact on retained earnings will be greater and the amount of deferred tax liabilities created by these transactions will also be greater.

In addition, if the price of the common stock is greater than the conversion price of $3.25 on the commitment date, a “beneficial conversion feature” is deemed to exist and will have to be accounted for accordingly. The amount of the beneficial conversion feature is the difference between the conversion price of the Interim Securities and the price of the common stock on the commitment date multiplied by the number of shares of common stock that the Interim Securities are convertible into. The accounting for the beneficial conversion feature will have no impact to net income or total stockholders’ equity. However, net income available to common shareholders and earnings per share would be reduced, and a reclassification will take place from retained earnings to additional paid-in capital in the amount of the beneficial conversion feature. The pro forma financial information presented in “Unaudited Pro Forma Financial Information” does not reflect the impact of such beneficial conversion feature because the closing price of the common stock on March 31, 2009 was $2.53, which is less than the $3.25 conversion price.

High Participation Scenario

(in millions of dollars)	Actual March 31, 2009	Adjustments
		Exchange of Convertible Preferred Stock held by Private Holders and Public Investors(2)		Exchange of Non- Convertible Preferred Stock held by Public Investors(7)		Exchange of Non- Convertible Preferred Stock Held by U.S. Treasury(9)		Conversion of Guarantee- Related Non- Convertible Preferred Stock Held by U.S. Treasury and FDIC(12)		Exchange of Trust Preferred Securities held by Public Investors(1)		Pro Forma March 31, 2009
Assets
Cash and due from banks and Deposits at interest with banks	$190,566											$190,566
Federal funds sold and securities purchased	179,603											179,603
Trading account assets	335,222											335,222
Investments	238,806											238,806
Loans, net	625,589											625,589
Other assets	212, 770					$(2,892	)(15)					209, 878
Goodwill and intangibles (other than mortgage servicing rights)	40,022											40,022

Total assets	$1,822,578	$—		$—		$(2,892)		$—		$—		$1,819,686

Liabilities
Total deposits	$762,696											$762,696
Federal funds purchased and securities loan	184,803											184,803
Trading account liabilities	130,826											130,826
Long-term debt	337,252					$12,000	(10)	$4,235	(13)	$(6,047	)(18)	347,440
Other liabilities	261,074									740	(19)	261,814

Total liabilities	$1,676,651	$—		$—		$12,000		$4,235		$(5,307)		$1,687,579

Equity
Preferred Stock	$74,246	$(15,669	)(3)	$(11,755	)(3)	$(43,293	)(3)	$(3,529	)(3)			$—
Common Stock	57	47	(4)	34	(4)	77	(4)			$16	(4)	231
Additional paid-in capital	16,525	26,012	(5)	8,659	(14)	19,385	(14)			4,108	(14)	74,689
Retained earnings	86,115	(10,390	)(6)	3,062	(8)	8,939	(11)	(706	)(16)	1,183	(17)	88,203
Treasury stock, at cost	(5,996)											(5,996)
Accumulated other comprehensive income (loss)	(27,013)											(27,013)

Total Citigroup stockholder’s equity	$143,934	$—		$—		$(14,892)		$(4,235)		$5,307		$130,114

Noncontrolling interest	1,993											1,993

Total equity	$145,927	$—		$—		$(14,892)		$(4,235)		$5,307		$132,107

Total liabilities and equity	$1,822,578	$—		$—		$(2,892)		$—		$—		$1,819,686

(1)

Represents Trust Preferred Securities held by public investors that Citigroup is offering to exchange for common stock. Assumes the exchange of $5.576 billion aggregate liquidation amount of Trust Preferred Securities into common stock.

(2)	Represents the convertible preferred stock held by the Private Holders and public investors that Citigroup is offering to exchange for common stock. Assumes conversion of all outstanding shares of Series A1, B1, C1, D1, J1, K1, L2, N1 and T convertible preferred stock ($15.669 billion aggregate liquidation preference) into common stock.
(3)	Reduction of preferred stock balance as a result of conversion of convertible preferred or exchange of non-convertible preferred stock.
(4)	Par value of newly issued common stock.

(5)	Additional paid-in capital (“APIC”) in respect of conversion of convertible preferred stock. The amount is equal to the sum of (i) the value of the inducement offer (see footnote 6 below) and (ii) the difference between the carrying amount of the preferred stock exchanged and the par value of the shares of Common Stock to be issued.
(6)	Value of inducement for the Exchange Offers and the USG/Private Holders Transactions represents the excess of the fair value on March 31, 2009 of the common stock to be issued in the Exchange Offers and the USG/Private Holders Transactions over the value on March 31, 2009 of the common stock issuable pursuant to the original conversion terms of the convertible preferred stock.
(7)	Represents the non-convertible preferred stock held by public investors that Citigroup is offering to exchange for Common Stock. Assumes exchange of all outstanding shares of Series AA, E and F Public Preferred Stock ($11.755 billion aggregate liquidation preference).
(8)	Excess of the carrying amount of Series AA, E and F Public Preferred Stock over the fair value on March 31, 2009 of the common stock to be issued in the Exchange Offers.
(9)	Represents the non-convertible preferred stock held by the U.S. Treasury that Citigroup is offering to exchange for common stock, up to the amount of Subject Securities tendered by Private Holders and public investors. The non-convertible preferred stock held by the U.S. Treasury and not exchanged for common stock will be exchanged for new 8% trust preferred securities. Assumes exchange of all outstanding shares of Series H non-convertible preferred stock ($25 billion aggregate liquidation preference) held by the U.S. Treasury into common stock and all outstanding shares of Series I non-convertible preferred stock ($20 billion aggregate liquidation preference) held by the U.S. Treasury into new 8% trust preferred securities.
(10)	Issuance of new 8% trust preferred securities to the U.S. Treasury recorded at the estimated fair value as of March 31, 2009 for purposes of the pro forma balance sheet. The 8% trust preferred securities will ultimately be recorded at the commitment date fair value. In calculating the fair value of the new 8% trust preferred securities, Citigroup considered implied yields from prices of securities of a similar nature and maturities traded in the market on or immediately prior to March 31, 2009 and the contractual cash flows of the securities valued.
(11)	Excess of the carrying amount of the outstanding shares of Series H and I non-convertible preferred stock over the fair value on March 31, 2009 of the common stock and the estimated fair value on March 31, 2009 of the new 8% trust preferred securities, in each case, to be issued to the U.S. Treasury in the USG/Private Holders Transactions.
(12)	Represents the guarantee-related non-convertible preferred stock held by the U.S. Treasury and the FDIC that Citigroup is offering to exchange for new 8% trust preferred securities. Assumes exchange of all outstanding shares of Series G non-convertible preferred stock ($7.059 billion aggregate liquidation preference) held by the U.S. Treasury and the FDIC.
(13)	Issuance of new 8% trust preferred securities to the U.S. Treasury and the FDIC assumed to be recorded at the estimated fair value as of March 31, 2009 for purposes of the pro forma balance sheet. The 8% trust preferred securities will ultimately be recorded at the commitment date fair value. In calculating the fair value of the new 8% trust preferred securities, Citigroup considered implied yields from prices of securities of a similar nature and maturities traded in the market on or immediately prior to March 31, 2009 and the contractual cash flows of the securities valued.
(14)	APIC in respect of newly issued common stock. For non-convertible preferred stock and Trust Preferred Securities exchanged for common stock, the amount is the excess of the fair value on March 31, 2009 of the common stock issued over its par value.
(15)	Deferred tax liability related to 8% trust preferred securities issued to U.S. Treasury recorded as a reduction of the net deferred tax asset position.
(16)	Excess of the carrying amount of the outstanding shares of Series G non-convertible preferred stock over the estimated fair value on March 31, 2009 of the new 8% trust preferred securities to be issued to the U.S. Treasury and the FDIC in the USG/Private Holders Transactions.
(17)	Excess of the carrying amount of Trust Preferred Securities to be retired over the fair value on March 31, 2009 of the common stock to be issued in exchange. This amount will be recorded in the income statement of the period during which this transaction is consummated.
(18)	The carrying amount of the Trust Preferred Securities proposed to be retired includes an estimated adjustment basis related to SFAS No. 133 hedging.
(19)	Amount of income taxes estimated to be payable upon the retirement of the Trust Preferred Securities.

Low Participation Scenario

(in millions of dollars)	Actual March 31, 2009	Exchange of Convertible Preferred Stock held by Private Holders(1)		Adjustments						Pro Forma March 31, 2009
				Exchange of Non- Convertible Preferred Stock held by Public Investors(6)	Exchange of Non- Convertible Preferred Stock Held by U.S. Treasury(8)		Conversion of Guarantee- Related Non- Convertible Preferred Stock Held by U.S. Treasury and FDIC(11)		Exchange of Trust Preferred Securities held by Public Investors(16)
Assets
Cash and due from banks and Deposits at interest with banks	$190,566									$190,566
Federal funds sold and securities purchased	179,603									179,603
Trading account assets	335,222									335,222
Investments	238,806									238,806
Loans, net	625,589									625,589
Other assets	212,770				$(4,583	)(14)				208,187
Goodwill and intangibles (other than mortgage servicing rights)	40,022									40,022

Total assets	$1,822,578	$—		$—	$(4,583)		$—		$—	$1,817,995

Liabilities
Total deposits	$762,696									$762,696
Federal funds purchased and securities loan	184,803									184,803
Trading account liabilities	130,826									130,826
Long-term debt	337,252				$19,500	(9)	$4,235	(12)		360,987
Other liabilities	261,074									261,074

Total liabilities	$1,676,651	$—		$—	$19,500		$4,235		$—	$1,700,386

Equity
Preferred Stock	$74,246	$(12,500	)(2)		$(43,293	)(2)	$(3,529	)(2)		$14,924
Common Stock	57	38	(3)		38	(3)				133
Additional paid-in capital	16,525	20,993	(4)		9,692	(13)				47,210
Retained Earnings	86,115	(8,531	)(5)	(7)	9,480	(10)	(706	)(15)	(6)	86,358
Treasury stock, at cost	(5,996)									(5,996)
Accumulated other comprehensive income (loss)	(27,013)									(27,013)

Total Citigroup stockholder’s equity	$143,934	$—		$—	$(24,083)		$(4,235)		$—	$115,616

Noncontrolling interest	1,993									1,993

Total equity	$145,927	$—		$—	$(24,083)		$(4,235)		$—	$117,609

Total liabilities and equity	$1,822,578	$—		$—	$(4,583)		$—		$—	$1,817,995

(1)	Represents the convertible preferred stock held by the Private Holders that Citigroup is offering to exchange for common stock. Assumes conversion of all outstanding shares of Series A1, B1, C1, D1, J1, K1, L2 and N1 convertible preferred stock ($12.5 billion aggregate liquidation preference) into common stock.
(2)	Reduction of preferred stock balance as a result of conversion of convertible preferred or exchange of non-convertible preferred stock.
(3)	Par value of newly issued common stock.
(4)	APIC in respect of conversion of convertible preferred stock. The amount is equal to sum of (i) the value of the inducement offer (see footnote 6 below) and (ii) the difference between the carrying amount of the preferred stock exchanged and the par value of the shares of common stock to be issued.
(5)	Value of inducement for the Exchange Offers and the USG/Private Holders Transactions represents the excess of the fair value on March 31, 2009 of the common stock to be issued in the Exchange Offers and the USG/Private Holders Transactions over the value on March 31, 2009 of the common stock issuable pursuant to the original conversion terms of the convertible preferred stock.

(6)	Represents the non-convertible preferred stock held by public investors that Citigroup is offering to exchange for common stock. Series AA, E and F Public Preferred Stock and Trust Preferred Securities are not exchanged under the Low Participation Scenario.
(7)	Series AA, E and F Public Preferred Stock and Trust Preferred Securities are not exchanged under the Low Participation Scenario.
(8)	Represents the non-convertible preferred stock held by the U.S. Treasury that Citigroup is offering to exchange for common stock, up to the amount of Subject Securities tendered by Private Holders and public investors. The non-convertible preferred stock held by the U.S. Treasury and not exchanged for common stock will be exchanged for new 8% trust preferred securities. Assumes exchange of all outstanding shares of Series H non-convertible preferred stock ($25 billion aggregate liquidation preference) and all outstanding shares of Series I non-convertible preferred stock ($20 billion aggregate liquidation preference) held by the U.S. Treasury into 3,846,153,846 shares of common stock and new 8% trust preferred securities with an aggregate liquidation amount of $32.5 billion.
(9)	Issuance of new 8% trust preferred securities to the U.S. Treasury recorded at the estimated fair value as of March 31, 2009 for purposes of the pro forma balance sheet. The 8% trust preferred securities will ultimately be recorded at the commitment date fair value.
(10)	Excess of the carrying amount of the outstanding shares of Series H and I non-convertible preferred stock over the fair value on March 31, 2009 of the common stock and the estimated fair value on March 31, 2009 of the new 8% trust preferred securities, in each case, to be issued to the U.S. Treasury in the USG/Private Holders Transactions. In calculating the fair value of the new 8% trust preferred securities, Citigroup considered implied yields from prices of securities of a similar nature and maturities traded in the market on or immediately prior to March 31, 2009 and the contractual cash flows of the securities valued.
(11)	Represents the guarantee-related non-convertible preferred stock held by the U.S. Treasury and the FDIC that Citigroup is offering to exchange for new 8% trust preferred securities. Exchange of all outstanding shares of Series G non-convertible preferred stock ($7.059 billion aggregate liquidation preference) held by the U.S. Treasury and the FDIC.
(12)	Issuance of new 8% trust preferred securities to the U.S. Treasury and the FDIC recorded at estimated fair value as of March 31, 2009 for purposes of the pro forma balance sheet. The 8% trust preferred securities will ultimately be recorded at the commitment date fair value.
(13)	APIC in respect of newly issued common stock. For non-convertible preferred stock, the amount is the excess of the fair value on March 31, 2009 of the common stock over its par value. In calculating the fair value of the new 8% trust preferred securities, Citigroup considered implied yields from prices of securities of a similar nature and maturities traded in the market on or immediately prior to March 31, 2009 and the contractual cash flows of the securities valued.
(14)	Deferred tax liability related to 8% trust preferred securities issued to U.S. Treasury recorded as a reduction of the net deferred tax asset position.
(15)	Excess of the carrying amount of the outstanding shares of Series G non-convertible preferred stock over the estimated fair value on March 31, 2009 of the new 8% trust preferred securities to be issued to the U.S. Treasury and the FDIC in the USG/Private Holders Transactions.
(16)	Represents Trust Preferred Securities held by public investors that Citigroup is offering to exchange for common stock.

Pro Forma Earnings Implications

The following presents the pro forma impact of the Exchange Offers and the USG/Private Holders Transactions on certain statement of income items and earnings per share (EPS) for the fiscal year ended December 31, 2008 and the quarter ended March 31, 2009 as if the Exchange Offers and USG/Private Holders Transactions had been completed on January 1, 2008. We have calculated the pro forma information below by (1) eliminating all of the actual dividends paid to holders of preferred stock in 2008 and in the first quarter of 2009(1), (2) assuming the new 8% trust preferred securities were issued on January 1, 2008(2), (3) assuming that the Trust Preferred Securities accepted for exchange, if applicable, were retired on January 1, 2008 and (4) assuming that the new shares of common stock issuable in the Exchange Offers and the USG/Private Holders Transactions were issued on January 1, 2008. The retained earnings impact of the Exchange Offers and the USG/Private Holders Transactions has not been included in this analysis because it is not recurring.

	Full Year 2008			First Quarter 2009
	Actual	High Scenario	Low Scenario	Actual	High Scenario	Low Scenario
After-tax Income (loss) from continuing operations(8)	$(32,094)	$(32,094)	$(32,094)	$1,610	$1,610	$1,610
Proforma adjustments to Interest Expense:
After-tax interest expense saved on retired E-TRUPS®(6)	N/A	250	—	N/A	63	—
After-tax interest expense on new 8% trust preferred securities(3)	N/A	(1,553)	(2,271)	N/A	(388)	(568)

Actual / Proforma after-tax income (loss) from continuing operations	$(32,094)	$(33,397)	$(34,365)	$1,610	$1,285	$1,042

Adjustments for income available to common shareholders(4)(7)(9)	(1,732)	—	—	(2,559)	—	—

Actual / Proforma Net income (loss) available to common shareholders	$(33,826)	$(33,397)	$(34,365)	$(949)	$1,285	$1,042

Common shares used to calculate EPS(8)	5,265	5,265	5,265	5,385	5,385	5,385

New shares proposed to be issued	N/A	17,433	7,692	N/A	17,433	7,692

Actual / Proforma Common shares used to calculate EPS	5,265	22,698	12,957	5,385	22,818	13,077
Actual / Proforma Earnings per share (basic and diluted) from continuing operations(5)	$(6.42)	$(1.47)	$(2.65)	$(0.18)	$0.06	$0.08

(1)	Although the Low Participation Scenario assumes that some holders of preferred stock will not tender their shares, Citigroup has announced that it will suspend preferred dividends upon the closing of the Exchange Offers, and as a result all preferred dividends were eliminated. Further, we have not reflected payment of the preferred dividends based on the assumption that the Dividend Blocker Amendment will be approved by our stockholders.
(2)	This presentation assumes the new trust preferred securities were issued on and began to accrue interest from January 1, 2008, but eliminates actual dividends on preferred stock issued during 2008 and 2009. See footnote 7 below.
(3)	Citigroup’s pro forma net income is negatively affected by the USG/Private Holders Transactions due to the interest expense (including the stated interest of the instruments and the periodic accretion between carrying amount and the par amount of the instruments) associated with the new 8% trust preferred securities to be issued to the U.S. Treasury and the FDIC upon exchange of preferred stock held by such entities. Under the High Participation Scenario, the preferred stock held by such entities to be converted into new 8% trust preferred securities has an aggregate liquidation preference of $27.059 billion. Under the Low Participation Scenario, the aggregate liquidation preference of the preferred stock held by the U.S. Treasury and the FDIC to be converted into new 8% trust preferred securities is $39.559 billion.

(4)	The High Participation Scenario assumes that there are no remaining shares of preferred stock outstanding. Although the Low Participation Scenario assumes that some holders of preferred stock will not tender their shares, Citigroup has announced that it will suspend preferred dividend upon the closing of the Exchange Offers and as a result all preferred stock dividends were eliminated. Further, we have not reflected payment of the preferred dividends based on the assumption that the Dividend Blocker Amendment will be approved by our stockholders. In the event that the Dividend Blocker Amendment is not approved by Citigroup’s stockholders and the board of directors elects to declare dividends on the common stock, the amount of preferred dividends payable per year would be approximately $1,185 million based on the liquidation preference of Public Preferred Stock that remains outstanding under the Low Participation Scenario.
(5)	For the EPS of 2008, the pro forma net income available to common shareholders is negative, hence diluted EPS equals basic EPS. For the EPS of the first quarter of 2009, the diluted numbers of common shares under the Low Participation Scenario is only 94 million shares greater than the number of basic shares, which impacts EPS by less than the decimals reported.
(6)	Citigroup’s pro forma net income is positively affected by the retirement of the Trust Preferred Securities accepted for exchange, if applicable.
(7)	The Actual column for 2008 does not reflect the full year impact of the preferred dividends because certain preferred stock was issued in the latter part of 2008 and the dividends shown in the table above reflect the impact only for the period they were outstanding. Had all of the preferred stock issuances outstanding as of March 31, 2009 been outstanding for the entirety of 2008, the amount of preferred dividends related to Basic EPS would be approximately $5,693 million.
(8)	The figures presented for the High and Low Participation Scenarios are before the pro forma adjustments.
(9)	Adjustments for Actual first quarter of 2009 results include the non-recurring impact of $(1,285) million for the conversion price reset related to the $12.5 billion convertible preferred stock issued in the private offering, preferred dividends of $1,221 million and $53 million related to the quarterly accretion of the Series H discount.

N/A Not applicable.

SELECTED FINANCIAL DATA

The SEC allows us to “incorporate by reference” the information we file with it, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this proxy statement, and information that we file later with the SEC will automatically update and supersede previously filed information, including information contained in this document. We incorporate by reference the following sections of our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, which we filed with the SEC on February 27, 2009 (the Form 10-K) and Quarterly Report on Form 10-Q for the quarter ended March 31, 2009, which we filed with the SEC on May 11, 2009 (the Form 10-Q), which include the information required by Item 13(a) of Schedule 14A: “Management’s Discussion and Analysis,” “Managing Global Risk,” “Consolidated Financial Statements” and “Notes to Consolidated Financial Statements” of the Form 10-K and the Form 10-Q, and “Financial Data Supplement” and “10-K Cross-Reference Index” of the Form 10-K and we incorporate by reference information required by Item 13(a) of Schedule 14A in documents subsequently filed (but not documents that are furnished, unless expressly incorporated by reference in such furnished document) by Citigroup with the SEC on or after the date of this document and before the Proxy Deadline. Representatives of KPMG LLP, our principal accountants, are not expected to be available to answer questions of stockholders.

We are incorporating by reference into this document important business and financial information that is not included in or delivered with this document. This information is available without charge to security holders upon written or oral request. Requests should be directed to:

Citigroup Document Services

540 Crosspoint Parkway

Getzville, NY 14068

(716) 730-8055 (tel.)

(877) 936-2737 (toll free)

The Form 10-K and Form 10-Q are also (and subsequently filed documents incorporated herein by reference will be) available on the website of the SEC, www.sec.gov and on our website, www.citigroup.com.

ANNEX A

FORM OF CERTIFICATE OF AMENDMENT

OF THE

RESTATED CERTIFICATE OF INCORPORATION

OF

CITIGROUP INC.

The undersigned officer of Citigroup Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY as follows:

FIRST: The name of the Corporation is Citigroup Inc.

SECOND: The first sentence of Section (A) of Article FOURTH of the Restated Certificate of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is [            ] ([            ]). The total number of shares of Common Stock which the Corporation shall have authority to issue is [            ] ([            ]) shares of Common Stock having a par value of one cent ($.01) per share.

THIRD: The foregoing amendment was duly adopted in accordance with the provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

FOURTH: The foregoing amendment shall be effective upon filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer, this [    ] day of [            ], 2009.

CITIGROUP INC.

By:
Name:
Title:

A-1

ANNEX B

FORM OF CERTIFICATE OF AMENDMENT

OF THE

RESTATED CERTIFICATE OF INCORPORATION

OF

CITIGROUP INC.

The undersigned officer of Citigroup Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY as follows:

FIRST: The name of the Corporation is Citigroup Inc.

SECOND: Upon the filing and effectiveness (the “Effective Time”) pursuant to the General Corporation Law of the State of Delaware (the “DGCL”) of this certificate of amendment to the restated certificate of incorporation of the Corporation, each [two][five][ten][fifteen][twenty][twenty-five][thirty] shares of the Corporation’s common stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time shall be combined into one (1) validly issued, fully paid and non-assessable share of common stock, par value [$0.01] per share, without any further action by the Corporation or the holder thereof, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). No certificates representing fractional shares of common stock shall be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of common stock shall be entitled to receive cash (without interest or deduction) from the Corporation’s transfer agent in lieu of such fractional share interests upon the submission of a transmittal letter by a stockholder holding the shares in book-entry form and, where shares are held in certificated form, upon the surrender of the stockholder’s Old Certificates (as defined below), in an amount equal to the proceeds attributable to the sale of such fractional shares following the aggregation and sale by the Corporation’s transfer agent of all fractional shares otherwise issuable. Each certificate that immediately prior to the Effective Time represented shares of common stock (“Old Certificates”), shall thereafter represent that number of shares of common stock into which the shares of common stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.

THIRD: At the Effective Time, Section (A) of Article FOURTH of the Restated Certificate of Incorporation of the Corporation shall be hereby amended to read in its entirety as follows:

A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is [            ] ([            ]). The total number of shares of Common Stock which the Corporation shall have authority to issue is [            ] ([            ]) shares of Common Stock having a par value of one cent ($.01) per share. The total number of shares of Preferred Stock which the Corporation shall have the authority to issue is [Thirty Million][Two Billion] ([30,000,000][2,000,000,000]) shares having a par value of one dollar ($1.00) per share.

FOURTH: The foregoing amendment was duly adopted in accordance with the provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

FIFTH: The foregoing amendment shall be effective upon filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer, this [    ] day of [            ], 2009.

CITIGROUP INC.

By:
Name:
Title:

B-1

ANNEX C

FORM OF CERTIFICATE OF AMENDMENT

OF THE

RESTATED CERTIFICATE OF INCORPORATION

OF

CITIGROUP INC.

The undersigned officer of Citigroup Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY as follows:

FIRST: The name of the Corporation is Citigroup Inc.

SECOND: Section (E) of Article FOURTH of the Restated Certificate of Incorporation of the Corporation shall be hereby amended to read in its entirety as follow:

E. Subject to the provisions of any applicable law or except as otherwise provided by the resolution or resolutions providing for the issue of any series of Preferred Stock, the holders of outstanding shares of Common Stock shall exclusively possess voting power for the election of directors and for all other purposes; each holder of record of shares of Common Stock being entitled to one vote for each share of Common Stock standing in his name on the books of the Corporation; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate relating to shares of Preferred Stock contemplated or authorized by Section B or Section J of this Article FOURTH) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Restated Certificate of Incorporation (including any certificate relating to shares of Preferred Stock contemplated or authorized by Section B or Section J of this Article FOURTH).

THIRD: The foregoing amendment was duly adopted in accordance with the provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

FOURTH: The foregoing amendment shall be effective upon filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer, this [    ] day of [            ], 2009.

CITIGROUP INC.

By:
Name:
Title:

C-1

CITIGROUP INC.

P.O. BOX 990041

HARTFORD, CT 06199

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on (            ), 2009. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on (            ), 2009. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

INSTRUCTIONS

To consent, withhold consent or abstain from consenting to the approval of the proposed amendments, check the appropriate box below and sign, date and return this proxy card. If no box is marked below with respect to a proposal, and this proxy card is signed, dated and returned, the undersigned will be deemed to have consented to the proposed amendments.

PLEASE MARK, SIGN, DATE

AND RETURN THE PROXY CARD

PROMPTLY

USING THE ENCLOSED ENVELOPE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M15283-TBD	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

CITIGROUP INC.

The Board of Directors recommends a vote to CONSENT to each of the following proposals:			Consent	Withhold Consent	Abstain

Proposal to approve the Authorized Share Increase Amendment set forth in Annex A to the proxy statement.			☐	☐	☐

Proposal to approve the Reverse Stock Split Amendment set forth in Annex B to the proxy statement.			☐	☐	☐

Proposal to approve the Preferred Stock Change Amendment set forth in Annex C to the proxy statement.			☐	☐	☐

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as executor, administrator, trustee or guardian, please give full title as such. If a corporation please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

	Yes	No

Please indicate if you would like to keep your vote confidential under the current policy.	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Citigroup Inc.

399 Park Avenue

New York, NY 10043

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby acknowledges receipt of the proxy statement in connection with the proposed amendments to the restated certificate of incorporation and consents, withholds consent or abstains from consenting, with respect to all of the common stock of Citigroup Inc. held by the undersigned, to the approval of the proposals set forth herein without a meeting of stockholders of Citigroup Inc.

Important Notice Regarding the Availability of Materials for the Proposed Amendments:

Proxy Statement is available at www.proxyvote.com.

M15284-TBD

CITIGROUP INC.

Proxy Solicited on Behalf of the Board of Directors of Citigroup Inc.

The undersigned hereby constitutes and appoints Richard D. Parsons, Vikram S. Pandit and Michael S. Helfer, each of them his or her true and lawful agents and proxies with full power of substitution in each, to execute a written consent, withhold consent, or abstain on behalf of all of the shares I hold as of the record date, in accordance with the instructions given herein.

If shares of Citigroup Common Stock are issued to or held for the account of the undersigned under employee plans and voting rights attach to such shares (any of such plans, a “Voting Plan”), then the undersigned hereby directs the respective fiduciary of each applicable Voting Plan to vote all shares of Citigroup Common Stock in the undersigned’s name and/or account under such Plan in accordance with the instructions given herein.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations.

This proxy, when properly executed, will be used in the manner directed herein. If no direction is made, this proxy will be used to CONSENT to the Authorized Share Increase, the Reverse Stock Split and the Preferred Stock Change.

NOTE: Please sign exactly as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

IF NO BOXES ARE MARKED, THIS PROXY WILL BE USED IN THE MANNER DESCRIBED ON THE

REVERSE SIDE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE